Dear Investor,

The six months ended June 30, 1999 provided investors with much to feel good about, as well as some cause for concern. It proved to be a difficult environment for bond investors and produced widely divergent returns from the various sectors of the stock market. The Ultra Series Fund weathered this difficult environment very well. Each of the funds (listed below in order of return during this six-month period) out-performed its representative market index, typically by a wide margin, and all but the Capital Appreciation Fund performed at least in line with its peer group average:

Ultra Series Fund, Market Index and Peer Index                  Six Month Return
                                                                (Not Annualized)

Money Market Fund                                                         2.24%
   Representative Market (90-Day Treasury Bill)                           2.23%
   Lipper Money Market Fund Index                                         2.22%

Bond Fund                                                                -0.25%
   Representative Market (Lehman Intermediate Govt./Corp. Bond Index)    -0.58%
   Lipper Short/Intermediate Investment Grade Bond Fund Index             0.01%

Balanced Fund                                                            10.24%
   Representative Market (Synthetic Index)*                               5.60%
   Lipper Balanced Fund Index                                             6.16%

Growth & Income Stock Fund                                               20.57%
   Representative Market (S&P 500 Index)                                 12.39%
   Lipper Growth & Income Fund Index                                     11.62%

Capital Appreciation Stock Fund                                          12.78%
   Representative Market (S&P 1500 Index)                                11.71%
   Lipper Capital Appreciation Fund Index                                14.97%

*The synthetic index is a composition of the S&P 500 Stock Index (45%), the Lehman Brothers Intermediate Government/Corporate Bond Index (40%), and 90-day U.S. Treasury Bills (15%).

Not shown on this list, because it has only two months of operating history at this point, is the new Ultra Series Mid-Cap Stock Fund. It, too, is showing very good performance, having gained approximately 4.7% versus 3.1% for the Standard & Poor's 500 and 3.2% for the Russell Midcap Index for this two month period. We are also very pleased with the initial interest in this fund shown by MEMBERS Variable Annuity owners as nearly $2,000,000 was invested in the fund in its first two months of operations. The mid-cap sector of the U. S. stock market continues to appear particularly attractive to us as average valuation levels remain significantly below those of most large-capitalization stocks.

The Growth & Income Fund's exemplary performance - substantially out-performing both its peers and the recently very difficult-to-beat Standard & Poor's 500 Index - is especially noteworthy in view of its conservative investment approach. This is illustrated by the fund's "beta". Beta is a measure of a fund's volatility relative to the market's. At .91 as of June 30, it means the Growth & Income Fund generally fluctuates week-to-week in value approximately 9% less than the market. This reflects our "moderated risk" investment approach pursued in various ways in each of the Ultra Series Funds.

The more modest performance of the Capital Appreciation Stock Fund relative to its peers during this six-month period reflects the practice of many "capital appreciation" funds to invest to varying degrees in stocks of Internet-related and other very early-stage companies. These types of stocks produced truly remarkable returns in recent months, in many cases in spite of the issuing companies' lack of profits and, in some cases, lack of significant revenues. With our "value" to "growth at a reasonable price" stock selection philosophy, such unproven companies and even more established "high expectations" stocks rarely qualify for inclusion in our portfolios. Their stock prices simply appear too high relative to reasonable expectations. For the six months covered by this report, this restrained the Capital Appreciation Stock Fund's relative performance. It still out-performed the relevant market indexes and, overall, the Ultra Series Fund performed very much as we expect relative to representative securities markets and peer group averages.

Another indication of the strength of the funds' returns is the June 30, 1999 performance rankings from Morningstar, Inc., the widely followed provider of mutual fund data and opinions. Six month return rankings (which would exactly coincide with this reporting period) are not published by Morningstar, but rankings for the twelve months ended June 30 were recently published, and they illustrate the extremely competitive returns provided in recent months by the Ultra Series Fund:

         Ultra Series Fund                 Morningstar Category Ranking*

          Growth & Income                               1st
        Capital Appreciation                            9th
              Balanced                                  12th
                Bond                                    38th

*Percentile ranking, from 1 (best) to 100 (worst), among similar funds within the Morningstar universe for the twelve months ended June 30, 1999.

This great consistency of high rankings throughout the Ultra Series family of funds is quite unique among mutual fund groups. The Ultra Series Fund was designed with a limited number of distinctly different funds - a limited number to avoid unnecessary investor confusion and the temptation to "chase recent performance" among essentially similar funds, and distinct differences to be able to meet investors' changing needs over time. With this approach, it is imperative that all of the funds be consistently good performers. The above results indicate that this very difficult goal is being achieved quite well by the CIMCO portfolio management teams.

In the overall investment  environment,  the six months ended June 30 saw the U.
S. economy continue to expand in spite of languishing overseas economies, rising
U. S. interest rates, wildly fluctuating world commodities prices, growing domestic political uncertainty, the relentless approach of year 2000 and its attendant concerns, etc. The next six months will almost certainly present investors with a continuation of all of these threats plus new ones as yet unrecognized. This is the nature of investing. It is an expression of confidence in an uncertain world. But don't mistake this for confidence in our nation's and our investment market's ability to avoid problems. Rather, it is a recognition that challenges will occur, but accompanying this recognition is the confidence that our nation, our companies and our citizens possess the abilities and resources necessary to deal successfully with whatever problems arise. This is a vote of confidence we at CIMCO are very comfortable making, and we appreciate your vote of confidence in us as your investing partner.

Sincerely,

/s/Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

             Management's Discussion of First Half 1999 Performance
                               Treasury 2000 Fund

Investment Objective: Seeks safety of capital and a relatively predictable payout upon Portfolio Maturity, primarily by investing in Stripped Treasury Securities.

Management's Discussion: The first half of 1999 saw interest rates increase fitfully throughout the period. By June 30, rates had risen approximately a full percentage point across all but the shortest end of the maturity spectrum. This reflected the continuing strength of the U. S. economy which investors feared would ultimately lead to excessive demands for credit and increasing inflationary pressures. These fears were further fueled by expressions of concern from the Federal Reserve Board, which culminated in its raising of the Fed funds rate, by .25% late in June.

The Treasury 2000 Fund's investment approach of staying invested  exclusively in
U. S. Treasury Strips or similar zero coupon securities with a maturity date of November 15, 2000 allowed the Fund to maintain its value, avoiding the loss experienced in the intermediate-term bond market and slightly exceeding the average returns of similar mutual funds:

     USF Treasury 2000 Fund                                        0.99%

     Lehman Intermediate Treasury Bond Index                      -0.55%

     Lipper Average of Target Maturity Funds                       0.85%

The key operating factor causing the favorable difference between the Treasury 2000 Fund's return and that of the index was the Fund's shorter maturity structure. This advantage was reduced somewhat by Fund expenses, which amounted to .23% of Fund assets in this period, and transaction costs. Market indexes are not actual investment funds and do not bear either expenses or transaction costs.

Between now and the November 15, 2000 maturity and distribution date, the Fund's returns will reflect changes in market interest rate levels, but will be primarily impacted by the appreciation of the Fund's investment securities to their face value at maturity. A Fund share purchased on June 30, 1999 and held to the November 15, 2000 maturity date would provide an annualized yield to maturity of approximately 6.6%.

As is always the case with target maturity funds like Treasury 2000, the risk/return nature of the fund changes quite dramatically as the maturity date of the fund approaches. It performs more and more like a money market mutual fund. Its month-to-month variability of returns decrease, as do its overall level of returns (barring an extreme change in interest rate levels). Investors who selected this fund for its attractive returns relative to the certainty of its value at maturity may be better served by either the Money Market Fund (for investors seeking high stability of principal and "savings-type" returns), or the Bond Fund (for investors willing to accept moderate variability in principal values in the pursuit of higher yields). We encourage you to discuss these alternatives with your representative or call the CUNA Mutual Life Insurance Company offices at 1-800-798-5500.

CIMCO Inc. Bond Portfolio Management Team

             Management's Discussion of First Half 1999 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities. The Fund emphasizes short to intermediate-term, investment grade bonds.

Management's Discussion: Over the past six months, bond prices fell as interest rates rose by almost one percentage point across the maturity spectrum. For example, five year U. S. Treasury notes rose in yield from 4.6% in early January to end the period at 5.8%. Most other sectors of the fixed income markets, such as corporate bonds and mortgage-backed securities, also rose in yield but not nearly as much.

In this environment, bond market returns were generally quite poor with the longer maturities and, uncharacteristically, the highest qualities taking the brunt of the price declines. The Ultra Series Bond Fund's shorter maturity structure and diversification across many sectors of the bond market helped protect investors from large price declines, but the Fund's total return over the period was still slightly negative at -0.25%. This was in line with comparable funds according to Lipper Analytical Services and exceeded the return of its market benchmark, the Lehman Intermediate Government/Corporate Bond Mutual Fund Index. The following table shows these comparisons plus some other key sectors of the fixed income market, vividly illustrating the wide divergence of returns experienced in the different sectors of the bond market in this six-month period.

     USF Bond Fund                                                -0.25%

     Lehman Intermediate Govt/Corp Bond Index                     -0.58%
     Lehman Long Treasury Bond Index                              -6.65%
     Lehman High Yield Corporate Bond Index                       +2.20%

     Lipper Short/Intermediate Bond Funds                         +0.01%

A number of factors contributed to the rise in interest rates this year. Continued strength in the U.S. economy and a growing perception that the rest of the world was recovering from last year's global financial crisis raised fears of increasing credit demands. A tight labor market and a sharp rise in oil prices suggested pressure on wages and prices could lead to rising rates of inflation. The Federal Reserve confirmed market concerns by raising interest rates and issuing some tough anti-inflation rhetoric.

We were surprised at the magnitude of the increase in interest rates. Despite inflation fears, the actual reported inflation numbers point to a mild 2% trend rate. With Treasury bonds around 6%, the resulting 4% "real" rate of return suggests that bonds currently offer quite good value relative to historical measures.

The Bond Fund weathered this interest rate storm quite well owing to its broad diversification and shorter maturity structure. Its average maturity is about 5 years and the credit quality remains high at AA. The Fund's 64 holdings are spread among the following sectors: Governments 36%, Corporates 48%, and Mortgage-Backed Securities 16%.

Looking forward, we will continue to maintain a well-diversified portfolio. Yield spreads compared to Treasuries remains attractive, so we will emphasize corporates and mortgage-backed securities. We intend to vigorously manage and, more actively than in the past, trade the portfolio in pursuit of returns in excess of our market benchmark and other similar funds. As always, we appreciate the opportunity to serve our investors.

CIMCO Inc. Bond Portfolio Management Team

             Management's Discussion of First Half 1999 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund and money market instruments of the type owned in the Money Market Fund.

Management's Discussion: During the first half of 1999, U. S. interest rates advanced by approximately a full percentage point, moving from 4.7% on the 10-year U. S. Treasury bond and 5.2% on the 30-year bond to nearly 5.8% and 6.0% respectively. This reflected investors' fears that continuing economic growth would soon strain resources, especially our tight supply of labor, leading to increasing inflation rates and concerted actions by the Federal Reserve to raise short-term interest rates, which it did late in June with a .25% increase in the federal funds rate.

Investors in U. S. stocks, however, saw only a little to worry about and much to like in this environment. Led by stocks of the leading technology/communications companies, and by some of the more speculative Internet-related issues, stock market indexes advanced generally 10% to 20% before trailing off, bringing the major indexes to record levels.

The Ultra Series Balanced Fund performed very well in this period, relative to both market indexes and peer group averages, capitalizing on the favorable stock market returns and generally preserving the values of its bond holdings:

     Ultra Series Balanced Fund                                   12.78%

     Synthetic Index*                                              5.60%

     Lipper Index of Balanced Funds                                6.16%

     * 45% Standard & Poor's 500, 40% Lehman Intermediate Government/Corporate Bond Index and 15% 90-day U. S. Treasury Bills.

For specific descriptions of the portfolio activities undertaken in each area, please see the information provided for the Growth & Income Stock, Capital Appreciation Stock, Bond and Money Market Funds elsewhere in this report. The activities described for these funds were also employed within the Balanced Fund, which generally maintained a portfolio mix of 55% stocks (a blend of the Growth & Income and Capital Appreciation stocks), 42% bonds and 3% money market investments throughout this period.

Looking ahead, there continue to be both risks and opportunities in the U. S. economy and markets. After a difficult 1998 for many international economies, most have stabilized and many are showing distinct signs of recovery. Commodity prices, important to many of the struggling countries, have rebounded with oil prices showing a particularly marked recovery. We disagree with those who see this as signaling increasing inflation, including the Federal Reserve Board which has been unable to resist increasing interest rates in response to its inflationary fears. The Fed continues to exhibit a wonderful "bedside manner", reassuring world investment markets when necessary, but has been too quick (in our opinion) to "administer medication" in the form of changes in interest rates. We see this as actually adding to short-term volatility in both the stock and bond markets with little if any beneficial impact on long-term economic fundamentals.

Overall, factors still favor continued stock market growth and moderate interest rates. The world is "awash in a sea of excess savings" as the tremendous pool of money seeking investments continues to grow faster than the amount of attractive securities available for investment. Other positive long-term factors include the technological revolution, which is raising corporate productivity and citizens' living standards worldwide, and the increasing willingness and ability of investors worldwide to invest in the U.S. markets.

In summary, we expect the bumpy ride to continue, possibly increasing as "Year 2000" concerns build to yearend, but we also look for both stocks and bonds to provide continued good gains into the next Millennium. The Ultra Series Balanced Fund is well positioned to benefit its investors in this environment.

CIMCO Inc. Balanced Portfolio Management Team

             Management's Discussion of First Half 1999 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long-term records of performance.

Management's Discussion: The market advanced sharply during the six-month period ended June 30, 1999. This alone is certainly nothing new, but some interesting changes occurred during this period. This recent leg of the market advance wasn't concentrated in the largest growth stocks. Small-cap, mid-cap, and value stocks began to participate, also; they even led through much of the second quarter. And, this stock market advance continued in the face of increasing interest rates through much of the period. Investors' growing fears about the future of corporate profits were quickly set aside when first quarter earnings came in strong, and were further buoyed when the Federal Reserve announced a shift to a "neutral bias" after instituting a small .25% hike in the Fed funds rate in late June.

The S&P 500 returned 12.39% for this six-month period ended June 30, 1999. This large capitalization growth stock index continued to outperform the S&P MidCap index (up 6.88%) and the Russell 2000 small cap index (up 9.28%). The Ultra Series Growth and Income Stock Fund outperformed all of these market indexes, returning 20.57% for the period, which also significantly exceeded the returns realized by similar mutual funds as represented by the Lipper Index of Growth and Income Mutual Funds:

     Ultra Series Growth and Income Stock Fund                    20.57%

     Russell 2000 Index (Small capitalization stocks)              9.28%
     Standard & Poor's 400 Index (Middle capitalization stocks)    6.88%
     Russell 1000 Index (Large capitalization stocks)             11.55%
     Standard & Poor's 500 Index (Large capitalization stocks)    12.39%

     Lipper Index of Growth and Income Funds                      11.70%

Market performance during the period was driven by technology and communications stocks, and by the market's newfound appreciation of the basic materials, energy, and capital goods sectors. The same was true in the Growth and Income Stock Fund where these sectors each outperformed not only the overall index, but also the respective components of the S&P 500 market index. Fund performance was further enhanced by strong results in the finance, consumer staples, utilities, and consumer cyclicals relative to these sectors of the market index. The transportation sector was the only area to negatively impact fund performance. Significant contributors to the strong returns were Texas Instruments, Honeywell, Rockwell, MediaOne Group, Motorola, Georgia Pacific and Hewlett Packard.

The Fund approaches the end of the millennium with a modestly over-weighted position in the energy sector and under-weighted positions in the healthcare and finance sectors. Sector weights are a function of our "bottom-up" company analysis and reflect the relative attractiveness of individual stocks, not any macro-economic assessments of the broad sectors.

The market remains at lofty valuation levels as investors value stocks based on the continuing strong earnings gains and the Fed's "neutral" stance. The next six months will likely bring increased market volatility as future Fed action will be hotly debated with each release of economic data, and the nearing of Y2K may cause additional unrest. But while there may be some uneasy days ahead, the financial underpinnings of the U. S. economy remain intact, and long term investors should exercise discipline as they continue their accumulation of sound investments like the Ultra Series Growth and Income Stock Fund to sustain them into the new millennium.

CIMCO Inc. Common Stock Portfolio Management Team

             Management's Discussion of First Half 1999 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long-term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: The U.S. stock market delivered solid returns during the first half of 1999 as evidenced by the 11.71% return generated by Standard & Poor's 1500 Super Composite Index. This index, which consists of all the companies that appear in the S&P 500 Composite, MidCap 400 and SmallCap 600, is the broadest of Standard & Poor's Indexes, representing stocks across all market capitalization tiers. The six month results maintain the impressive 20%+ annual rate of the return that the index has posted for the past four and a half years.

The first half of 1999 was marked by a dramatic style rotation between the first and second quarters of the year. During the first quarter, performance was driven by a narrow group of large-capitalization, high P/E growth stocks, much as in 1998. In the second quarter, however, stock market performance broadened dramatically as small- and mid-capitalization and lower P/E value stocks led the market higher. With few signs of an economic slowdown, investors began to recognize the attractive values in a number of economically sensitive stocks in contrast to the higher prices of growth stocks.

The Capital Appreciation Stock Fund performed well during this period, particularly during the second quarter as value stocks became better recognized. The fund outperformed all relevant market indexes for this six-month period and performed generally in line with the returns of similar mutual funds:

     Ultra Series Capital Appreciation Stock Fund                 12.78%

     Russell 2000 Index (Small capitalization stocks)              9.28%
     Standard & Poor's 400 Index (Middle capitalization stocks)    6.88%
     Russell 1000 Index (Large capitalization stocks)             11.55%
     Standard & Poor's 500 Index (Large capitalization stocks)    12.39%
     Standard & Poor's 1500 Index (All capitalization sizes)      11.71%

     Lipper Index of Capital Appreciation Funds                   14.97%
     Lipper Index of Growth Funds                                 11.89%

First  half  1999  fund  results  benefited  from  strong   performance  in  the
communication services, consumer cyclicals and utilities sectors. In the communication services area, Sprint PCS, Tel Mex, and Vodafone all significantly outperformed Standard & Poor's 1500 Index. Within the consumer cyclical sector, Tiffany & Co. was the standout performer gaining 86%. Williams Companies, a natural gas pipeline and telecommunications company, led the utilities sector's out-performance. Basic materials, consumer staples, energy and transportation sectors also outperformed their corresponding S&P Super Composite sectors.

Fund results were negatively impacted by poor performance in the technology sector. Our investment expectations for stocks such as Cadence Design, 3Com Corp and Keane are taking longer to unfold than anticipated. While we still believe these holdings will generate solid long-term returns, near-term performance has been disappointing. Our capital goods, finance, health care and diversified sectors modestly lagged their corresponding S&P Super Composite sectors.

At present, our largest sector over-weights are in consumer cyclicals, consumer staples, transportation and basic materials. We are most under-weight in the communication services, health care, technology and finance sectors. These sector weights are the result of our bottom-up analysis of the relative attractiveness of individual stocks, not the result of any top-down view, though we ensure that the fund remains well diversified across all economic sectors.

We believe that value-oriented stocks such as those in the Capital Appreciation Stock Fund offer a better long-term risk-reward profile than traditional growth stocks. With the market beginning to broaden out, a return to a more "normal" environment in which value-oriented stocks more consistently perform well may have begun. We believe the Capital Appreciation Stock Fund is well positioned to benefit in this environment.

CIMCO Inc. Common Stock Portfolio Management Team

             Management's Discussion of First Half 1999 Performance
                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: The U.S. stock market turned in solid results during the first half of 1999. Large stocks, as measured by the S&P 500, rose 12.39% for the period. This exceeded the 6.88% rise for the S&P 400 MidCap Index, and the 5.03% gain in the S&P 600 Small Cap Index. The six month results for larger stocks maintain the impressive 20%+ annual rate of return that has been posted during the last four and a half years.

The first half of 1999 was marked by a dramatic style rotation between the first and second quarters of the year. During the first quarter, performance was driven by a narrow group of large-capitalization, high P/E growth stocks, much as in 1998. In the second quarter, however, stock market performance broadened dramatically as small- and mid-capitalization and lower P/E value stocks led the market higher. With few signs of an economic slowdown, investors began to recognize the attractive values in a number of economically sensitive stocks in contrast to the higher prices of growth equities.

The Ultra Series Mid-Cap Stock Fund was launched May 1, 1999. During its first two months of operations, it returned 4.7%. This is in line with the return of the overall mid-cap sector of the U. S. stock market, slightly trailing the 5.8% return for the S&P 400 MidCap Index but exceeding the Frank Russell Midcap Index return of 3.2%. Lipper Analytical Services' Mid Cap Mutual Fund Index advanced 6.5% during this two month period.

It is important for investors in the mid-cap segment to expect a wide range of returns among the various market and peer group measures. This is true to some degree in all market segments. Any one cross section of a market sector, as compiled for a market index or as accumulated in a mutual fund, can be quite different from another sampling of the sector. This is particularly true in the mid-cap market sector (generally defined as stocks of companies with market capitalizations -- the total market value of their outstanding shares of common stock -- between $1 billion and $10 billion) because this size category is so diverse in terms of individual company characteristics. (Note: We are also impressed with the diversity of spellings used by the investment industry for the mid-cap sector. When naming this new fund, we were uncomfortable "endorsing" any one of the four common spellings - all shown by source in the paragraph immediately above -- so we introduced a fifth!)

The May-June performance of your fund was boosted by a strong showing from stocks in the consumer staples, health care, and technology sectors. Consumer staples stocks Hannaford Brothers and TCA Cable outperformed the S&P 400 MidCap Index. Within the health care sector, Alza, Genzyme, St Jude Medical, and Varian Medical Systems showed strong results. Many of our technology holdings surpassed the index returns, including Atmel, LSI Logic, Qualcomm, Quantum, Synopsis, Storage Technology, Teradyne, and Varian Semiconductor.

Fund results were negatively affected by poor performance in the finance sector. Stocks such as First Tennessee, Marshall & Ilsley, TCF Financial, Ambac, Mercury General, and Partner Re turned in slightly negative returns for this period.

We continue to find attractive investment ideas, and have positioned the portfolio versus the S&P 400 MidCap Index to be overweight in the finance and health care sectors, while underweight the utilities and consumer cyclicals sectors. We remain diversified across all economic sectors, with our difference in weightings versus the index driven by the relative attractiveness of the component stocks within the sectors.

Currently, we believe the mid-cap area offers an excellent combination of good fundamentals and low valuations. While the S&P MidCap Index has lagged the large-cap S&P 500 for five years, its long-term record is superior and we believe the next five years will offer better relative returns for this sector.

CIMCO Inc. Common Stock Portfolio Management Team

                                                         ULTRA SERIES FUND
                                                Statements of Assets and Liabilities
                                                           June 30, 1999
                                                            (Unaudited)

                                     Money        Treasury                                 Growth and        Capital       Mid-Cap
                                    Market          2000         Bond        Balanced        Income       Appreciation      Stock
Assets:                              Fund           Fund         Fund          Fund        Stock Fund      Stock Fund       Fund
Investments in securities,
at value, (note 2) - see
accompanying schedule
   (cost $63,338,304)           $63,338,304   $        --   $         --  $         -- $           --   $         --   $         --
   (cost $1,673,211)                     --     1,859,728             --            --             --             --             --
   (cost $239,991,163)                   --            --    237,500,483            --             --             --             --
   (cost $439,460,755)                   --            --             --   551,031,170             --             --             --
   (cost $736,097,501)                   --            --             --            --  1,064,677,582             --             --
   (cost $549,721,181)                   --            --             --            --             --    730,303,260             --
   (cost $16,845,192)                    --            --             --            --             --             --     17,586,199
  Receivable for investment
   securities sold                       --            --     11,820,788     3,859,704         94,065             --             --
  Accrued interest receivable        32,284            --      2,842,797     3,029,492        133,324        110,234          2,219
  Accrued dividends receivable           --            --             --       338,672      1,187,786        355,225         14,324
                                -----------   -----------    -----------   -----------   ------------    -----------    -----------
    Total assets                 63,370,588     1,859,728    252,164,068   558,259,038  1,066,092,757    730,768,719     17,602,742
                                -----------   -----------    -----------   -----------   ------------    -----------    -----------

Liabilities:
  Payable for investment
   securities purchased                  --            --     11,913,610     9,921,789             --             --         11,973
  Dividends payable                   8,084            --             --            --             --             --             --
  Accrued management fees            23,643         5,502        107,289       307,625        510,172        470,084         13,445
  Accrued other expenses              1,273            --          4,419         9,587         17,805         12,672             43
                                -----------   -----------    -----------   -----------    -----------    -----------    -----------
    Total liabilities                33,000         5,502     12,025,318    10,239,001        527,977        482,756         25,461
                                -----------   -----------    -----------   -----------    -----------    -----------    -----------
Net assets applicable to
  outstanding capital stock     $63,337,588    $1,854,226   $240,138,750  $548,020,036 $1,065,564,780   $730,285,963    $17,577,281
                                ===========   ===========    ===========   ===========   ============    ===========    ===========
Represented by:
  Capital stock, par value $.01    $633,376        $1,849       $230,907      $266,928       $291,170       $292,106    $16,796,179
  Additional paid-in capital     62,704,212     1,665,860    243,299,007   425,088,779    693,571,849    507,213,182             --
  Undistributed net
   investment income                     --            --      3,347,090     3,439,919      2,202,623        149,330         32,804
  Accumulated net realized
   gain (loss) on investments            --            --     (4,247,574)    7,653,995     40,919,057     42,049,266          7,291
  Unrealized appreciation
   (depreciation) on investments         --       186,517     (2,490,680)  111,570,415    328,580,081    180,582,079        741,007
                                -----------   -----------    -----------   -----------   ------------    -----------    -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock     $63,337,588    $1,854,226   $240,138,750  $548,020,036 $1,065,564,780   $730,285,963    $17,577,281
                                ===========   ===========    ===========   ===========   ============    ===========    ===========
Number of Class Z Shares
  issued and outstanding(note 5) 63,337,588       184,870     23,090,749    26,692,813     29,116,951     29,210,648      1,678,896
                                ===========   ===========    ===========   ===========   ============    ===========    ===========
Net asset value per share of
  outstanding capital stock
  (note 2)                            $1.00        $10.03         $10.40        $20.53         $36.60         $25.00         $10.47
                                ===========   ===========    ===========   ===========   ============    ===========    ===========

See accompanying notes to financial statements.

                                                         MONEY MARKET FUND
                                                     Investments in Securities
                                                           June 30, 1999
                                                            (Unaudited)

                                                % Net    Quality Rating   Annualized      Maturity            Par
MONEY MARKET FUND INVESTMENTS:                  Assets    (Unaudited)*      Yield          Date             Amount          Value
SHORT-TERM INVESTMENTS:
COMMERCIAL PAPER                             69.1%
  American Express Credit                                 A-1/P-1         5.011       Dec 1, 1999       $1,000,000     $   979,643
  American Express Credit                                 A-1/P-1         5.003       Dec 1, 1999        2,000,000       1,959,200
  American General Finance                                A-1/P-1         5.040       Aug 16, 1999       2,000,000       1,987,427
  Ameritech Corporation                                   A-1+/P-1        4.925       July 13, 1999      3,150,000       3,144,939
  AT&T Corp                                               A-1+/P-1        4.865       July 27, 1999      1,000,000         996,577
  Bell South Telecom Inc.                                 A-1+/P-1        5.149       Aug 17, 1999       1,500,000       1,490,130
  Caterpillar Financial Services Corp                     A-1/P-1         4.947       Aug 9, 1999        2,500,000       2,486,919
  CIT Group Inc                                           A-1/P-1         4.904       July 1, 1999       2,000,000       2,000,000
  Coco-Cola Company                                       A-1+/P-1        4.979       Aug 24, 1999       3,200,000       3,176,671
  Consolidated Natural Gas                                A-1+/P-1        5.175       Aug 9, 1999        1,884,000       1,873,652
  Deere & Company                                         A-1/P-1         4.917       Aug 11, 1999       2,000,000       1,989,089
  Deere & Company                                         A-1/P-1         5.006       Aug 11, 1999       1,000,000         994,431
  General Electric Capital Corporation                    A-1+/P-1        5.061       Sept 1,1999        3,000,000       2,974,528
  General Motors Acceptance Corporation                   A-1/P-1         5.392       Oct 8, 1999        3,200,000       3,153,888
  Lucent Technologies                                     A-1/P-1         4.921       July 27, 1999      2,000,000       1,993,052
  Madison Gas & Electric                                  A-1+/P-1        4.990       July 12, 1999      2,000,000       1,997,006
  Madison Gas & Electric                                  A-1+/P-1        5.037       July 12, 1999      1,200,000       1,198,185
  McGraw-Hill Companies                                   A-1/P-1         4.931       July 7, 1999       1,768,000       1,766,585
  McGraw-Hill Companies                                   A-1/P-1         4.897       July 30,1999         300,000         298,847
  McGraw-Hill Companies                                   A-1/P-1         4.924       July 2, 1999       1,000,000         999,867
  Merrill Lynch & Co Inc                                  A-1+/P-1        4.905       July 19, 1999      1,200,000       1,197,132
  Merrill Lynch & Co Inc                                  A-1+/P-1        4.938       July 19, 1999      1,900,000       1,895,412
  Morgan Stanley, Dean Witter, Discover
    and Co.                                               A-1/P-1         4.915       Aug 2, 1999        1,000,000         995,742
  Motorola Inc                                            A-1/P-1         4.926       July 30, 1999      1,000,000         996,142
  Motorola Inc                                            A-1/P-1         4.932       July 1, 1999         240,000         240,000
  Walt Disney Company                                     A-1/P-1         5.029       Nov 15, 1999       1,000,000         981,619
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER,
     AT COST                                                                                                           $43,766,683
                                                                                                                        ----------

QUASI-GOVERNMENT/
GOVERNMENT SPONSORED                         26.5%
  Federal Home Loan Mortgage Corp                                         4.827       Aug 13, 1999    $   960,000      $   954,622
  Federal Home Loan Bank                                                  4.869       Aug 6, 1999       2,150,000        2,139,895
  Federal Home Loan Bank                                                  4.874       Aug 13, 1999      1,108,000        1,101,780
  Federal Home Loan Bank                                                  5.073       Dec 8, 1999       1,000,000          978,311
  Federal Farm Credit Discount Notes                                      4.997       Aug 18, 1999      3,244,000        3,222,849
  Federal Home Loan Mortgage Corp                                         4.918       July 9, 1999      3,000,000        2,996,820
  Federal Home Loan Mortgage Corp                                         4.869       July 16, 1999     3,000,000        2,994,088
  Federal National Mortgage Association                                   5.071       March 3, 2000      $439,000          424,737
  Federal National Mortgage Association
    Discount Notes                                                        4.918       Sept 13, 1999     2,000,000        1,980,513
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED, AT COST                                                                                                $16,793,615
                                                                                                                        ----------

GOVERNMENT AGENCY BONDS                      3.2%
  Federal Home Loan Bank                                                  5.092       March 29, 2000    $2,000,000      $1,999,326
                                                                                                                        ----------

                                                                          Annualized
                                                                          Yield                           Shares            Value
REGISTERED INVESTMENT COMPANY                1.2%
  State Street Prime Money Market                                         4.850                         778,680           $778,680
                                                                                                                        ----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND AT COST                                                                                                      $63,338,304
                                                                                                                        ==========

Notes to investments in securities:
Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard  &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

                                                         TREASURY 2000 FUND
                                                     Investments in Securities
                                                           June 30, 1999
                                                            (Unaudited)

                                                   % of            Interest         Maturity          Principal
TREASURY 2000 FUND INVESTMENTS:                 Net Assets           Rate             Date             Amount              Value
GOVERNMENT GUARANTEED - U.S.:
   U.S. Treasury Strip (Cost $1,673,211)*         100.3%             9.69%         Nov 15, 2000     $2,000,000         $1,859,728
                                                                                                                        =========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

Interest rate on stripped Treasury Security represents annualized yield to maturity at date of purchase.

*At June 30, 1999,  the cost of securities  for federal  income tax purposes was
$1,673,211.   The  aggregate   unrealized   appreciation   and  depreciation  of
investments in securities based on this cost were:

     Gross unrealized appreciation................................. $186,517
     Gross unrealized depreciation.................................       --
                                                                    --------
     Net unrealized appreciation................................... $186,517
                                                                    ========

                                                             BOND FUND
                                                     Investments in Securities
                                                           June 30, 1999
                                                            (Unaudited)

                                             % Net    Quality Rating   Annualized       Maturity
BOND FUND INVESTMENTS:                      Assets     (Unaudited)*       Yield           Date            Shares            Value
SHORT-TERM INVESTMENTS:                      11.2%
REGISTERED INVESTMENT COMPANY                 2.0%
    State Street Prime Money Market                                       4.850                          4,809,169      $4,809,169
                                                                                                                         ---------

                                             % Net    Quality Rating   Annualized       Maturity            Par
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value
COMMERCIAL PAPER                              9.2%
    American Express Credit Corp.                        A-1/P-1          5.00         Jul 14, 1999     $6,000,000      $5,989,340
    Bell South Telecom Inc.                              A-1+/P-1         5.02         Jul 14, 1999      5,000,000       4,991,099
    Ford Motor Credit Corp.                              A-1/P-1          4.93         Jul 1, 1999       5,000,000       5,000,000
    General Electric Capital Corporation                 A-1+/P-1         4.78         Jul 1, 1999       6,000,000       6,000,000
                                                                                                                         ---------
                                                                                                                       $21,980,439
                                                                                                                         ---------
       TOTAL SHORT-TERM INVESTMENTS,
       AT COST                                                                                                         $26,789,608
                                                                                                                         ---------

LONG-TERM INVESTMENTS:
U.S. GOVERNMENT & AGENCY BONDS:              33.3%
GOVERNMENT NOTES                             11.8%
    U.S. Treasury Note                                    AAA             6.250        Jan 31, 2002      $7,000,000     $7,105,000
    U.S. Treasury Note                                    AAA             5.875        Nov 30, 2001       5,000,000      5,031,250
    U.S. Treasury Note                                    AAA             6.375        Aug 15, 2002       6,000,000      6,116,250
    U.S. Treasury Note                                    AAA             6.375        Sep 30, 2001       3,000,000      3,050,625
    U.S. Treasury Note                                    AAA             6.250        Oct 31, 2001       3,000,000      3,043,125
    U.S. Treasury Note                                    AAA             5.500        Feb 28, 2003       4,000,000      3,972,500
                                                                                                                         ---------
                                                                                                                       $28,318,750
                                                                                                                         ---------

GOVERNMENT AGENCIES                          21.5%
    Federal Home Loan Bank Note-CPI Floating
      Rate                                                AAA             4.614        Feb 20, 2007      $2,000,000     $1,928,660
    Federal Home Loan Bank                                AAA             8.600        Aug 25, 1999       1,000,000      1,004,609
    Federal Home Loan Bank                                AAA             6.930        Sept 09, 1999      1,000,000      1,002,770
    Federal Home Loan Mortgage Corp.
      CMO - 1978 AD                                       AAA             7.000        Apr 15, 2025       1,000,000        987,044
    Federal Home Loan Mortgage Corp.
      CMO - Series  2137                                  AAA             6.500        Mar 15, 2023       3,000,000      2,952,165
    Federal Home Loan Mortgagae Corp
      Pool E00299                                         AAA             6.500        May 01, 2009         116,229        115,212
    Federal Home Loan Mortgagae Corp                      AAA             6.220        Jun 24, 2008       3,000,000      2,895,360
    FHLMC (Gold) - Pool D92482                            AAA             7.000        Aug 01, 2018       1,962,240      1,961,593
    FHLMC (Gold) - Pool D92564                            AAA             7.000        Oct 01, 2018       2,863,643      2,862,698
    Federal National Mortgage Association
       96-M6 G                                            AAA             7.750        Sep 17, 2023       1,000,000      1,004,295
    Federal National Mortgage Association,
       MTN                                                AAA             5.900        Jul 09, 2003       3,000,000      2,954,280
    Federal National Mortgage Association                 AAA             7.000        Aug 27, 2012       4,660,000      4,598,977
    Federal National Mortgage Association                 AAA             7.000        July 1, 2029       5,500,000      5,458,750
    Federal National Mortgage Association                 AAA             6.040        Feb 25, 2029       2,500,000      2,363,853
    Government National Mortgage Assn.
       Pool 493966                                        AAA             7.000        Jun 15, 2029      10,000,000      9,894,200
    Government National Mortgage Assn.
       Pool 2754                                          AAA             6.500        May 20, 2029       9,984,933      9,584,737
                                                                                                                         ---------
                                                                                                                       $51,569,203
                                                                                                                         ---------
TOTAL U.S.-GOVERNMENT & AGENCY BONDS,
       (COST $80,771,182)                                                                                              $79,887,953
                                                                                                                         ---------

NON - U.S. GOVERNMENT BONDS:                 0.5%

CANADIAN PROVINCIALS                         0.5%
    Nova Scotia,  Providence of                           A-3/A-          9.735        Jul 15, 2002      $1,000,000     $1,081,509
                                                                                                                         ---------
       TOTAL NON-U.S. GOVERNMENT
       BONDS, (COST $1,084,334)                                                                                         $1,081,509
                                                                                                                         ---------

U.S. CORPORATE BONDS:                       45.8%

BASIC MATERIALS                              0.4%
  Paper/Forest Products                      0.4%
    Chesapeake Corp.                                      BAA-3/BBB      7.200         Mar 15, 2005     $1,000,000      $1,010,372
                                                                                                                         ---------

                                                             BOND FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

BOND FUND INVESTMENTS,                       % Net    Quality Rating     Coupon         Maturity            Par
CONTINUED:                                  Assets     (Unaudited)*       Rate            Date            Amount            Value
CAPITAL GOODS                                1.1%
  Manufacturing-Diversified                  1.1%
    Giddings & Lewis                                      BA1            7.500        Oct 01, 2005       2,500,000      $2,542,198
                                                                                                                         ---------

CONSUMER STAPLES                             2.3%
  Food Retailers                             0.8%
    Great Atlantic & Pacific Tea                          BA-1/BBB-      7.750        Apr 15, 2007       2,000,000       1,934,866
                                                                                                                         ---------

  Media-TV/Radio/Cable                       1.5%
    Cox Radio, Inc.                                       BAA-2/A-       6.375        May 15, 2005       3,700,000       3,555,303
                                                                                                                         ---------

ENERGY                                       2.9%
  Exploration/Drilling                       1.6%
    Anadarko Petroleum Corp.                              BAA-1/BBB+     5.875        Oct 15, 2003       3,000,000       2,915,661
      Southwestern Energy                                 BAA-2/BBB+     6.700        Dec 01, 2005       1,000,000         942,800
                                                                                                                         ---------
                                                                                                                         3,858,461
                                                                                                                         ---------

  Oil-Domestic                               0.2%
    Ashland, Inc.                                         BAA-2/BBB      6.860        May 1, 2009          500,000         478,693
                                                                                                                         ---------

  Oil-Services                               1.1%
    Foster Wheeler Corp.                                  BAA-3/BBB      6.750        Nov 15, 2005       3,000,000       2,703,039
                                                                                                                         ---------

FINANCE                                     15.0%
  Banks                                      9.8%
    Bank of America Corp.                                 AA-2/A+        6.625        Jun 15, 2004       5,000,000       4,999,330
    Capital One Bank                                      BAA-3/BBB-     7.080        Oct 30, 2001       4,300,000       4,325,585
    Commercial Credit Co.                                 AA-3/A+        7.875        Jul 15, 2004       4,000,000       4,198,712
    First Union Corp.                                     A-1/A          6.625        Jun 15, 2004      10,000,000       9,982,050
                                                                                                                         ---------
                                                                                                                        23,505,677
                                                                                                                         ---------

  Financial Services                         5.2%
    Ford Motor Company                                    A-1/A         10.125        Nov 15, 2000       3,000,000       3,157,233
    General Motors Acceptance Corp                        A-2/A          6.850        Jun 17, 2004       4,500,000       4,537,683
    Lehman Brothers Holdings                              BAA-1/A-       6.625        Apr 1, 2004        2,000,000       1,953,364
    Merrill Lynch & Co.                                   AA-3/AA-       6.000        Feb 17, 2009       2,000,000       1,847,248
    Paine Webber                                          BAA-1/BBB+     6.585        Jul 23, 2001       1,000,000         995,404
                                                                                                                         ---------
                                                                                                                        12,490,932
                                                                                                                         ---------

HEALTHCARE                                   0.7%
  Medical Services                           0.7%
    Columbia/HCA Healthcare Corporation                   BA-2/BB+       6.125        Dec 15, 2000       1,800,000       1,744,501
                                                                                                                         ---------

TECHNOLOGY                                   2.2%
  Computer Related                           2.2%
    Comdisco Inc.                                         BAA-1/BBB+     6.000        Jan 30, 2002       5,280,000       5,208,239
                                                                                                                         ---------

COMMUNICATION SERVICES                       2.9%
  Telecom-Cel/Wireless                       2.0%
    Cable & Wireless                                      BAA-1/A-       6.750        Dec 01, 2008       5,000,000       4,790,024
                                                                                                                         ---------

  Telephone                                  0.9%
    AT&T Corp.                                            A-1/AA-        7.750        Mar 1, 2007        2,000,000       2,100,000
                                                                                                                         ---------

UTILITES                                     6.1%
  Electric Power                             3.0%
    Edison Mission Energy 144A (B)                        A-3/A-         7.730        Jun 15, 2009       4,500,000       4,572,176
    Illinois Power                                        BAA-1/BBB      7.500        Jun 15, 2009       2,500,000       2,531,667
                                                                                                                         ---------
                                                                                                                         7,103,843
                                                                                                                         ---------

                                                             BOND FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

BOND FUND INVESTMENTS,                       % Net    Quality Rating     Coupon         Maturity            Par
CONTINUED:                                  Assets     (Unaudited)*       Rate            Date            Amount            Value
  Natural Gas                                3.1%
    Michigan Consolidated Gas                             A-2/A-         5.750        May 01, 2001         667,000        $662,610
    Williams Companies, Inc.                              BAA-2/BBB-     6.200        Aug 01, 2002       7,000,000       6,874,350
                                                                                                                         ---------
                                                                                                                         7,536,960
                                                                                                                         ---------

TRANSPORTATION                               2.9%
  Airlines                                   1.1%
    American Airlines                                     A-2/BBB        8.040        Sep 16, 2011       1,849,377       1,918,018
    Delta Air Lines                                       BAA-1/BBB      8.540        Jan 02, 2007         263,780         278,014
    Southwest Airlines                                    A-1/A          8.700        Jul 01, 2011          18,641          20,518
    United Airlines                                       BAA-1/BBB      9.020        Apr 19, 2012         451,888         483,703
                                                                                                                         ---------
                                                                                                                         2,700,253
                                                                                                                         ---------

  Railroads                                  0.2%
    Union Pacific RR                                      A-1-A-         6.540        Jul 01, 2015         418,593         397,754
                                                                                                                         ---------

  Trucking & Shipping                        1.6%
    Golden State Petroleum Transport 144A(B)              BAA-2/BB+      8.040        Feb 01, 2019       4,000,000       3,775,212
                                                                                                                         ---------

MISCELLANEOUS                                9.3%
  Asset-Backed Securities                    9.3%
    Bear Stearns Commercial Mortgage
       Security                                           AAA            6.800        Sep 15, 2008       6,500,000       6,546,719
    Merrill Lynch & Co., MLMI 1996-C2 A2                  AAA            6.820        Nov 21, 2028      11,000,000      11,063,635
    Residential Funding Mortgage Securities
    II, 1998 HI2 (C)                                      AAA/AAA        6.290        Jul 25, 2013       4,800,000       4,794,936
                                                                                                                         ---------
                                                                                                                        22,405,290
                                                                                                                         ---------
       TOTAL U.S. CORPORATE BONDS,
       (COST $111,049,730)                                                                                            $109,841,617
                                                                                                                       -----------


NON - U.S. CORPORATE BONDS:                  8.3%
FOREIGN ISSUES:                              8.3%
    British Sky Broadcasting                              BAA-2/BBB-     6.875        Feb 23, 2009       3,000,000       2,741,331
    British Sky Broadcasting                              BAA-2/BBB-     7.300        Oct 15, 2006       6,000,000       5,698,824
    Xerox Cap Europe PLC                                  A-2/A          5.875        May 15, 2004       6,000,000       5,842,386
    YPF Sociedad Anonima                                  BA-3/BBB-      8.000        Feb 15, 2004         500,000         491,295
    YPF Sociedad Anonima                                  BA-3/BBB-      9.125        Feb 24, 2009       5,000,000       5,125,960
                                                                                                                       -----------
       TOTAL NON-U.S. CORPORATE BONDS,
       (COST $20,296,308)                                                                                              $19,899,796
                                                                                                                       -----------

       TOTAL INVESTMENTS, BOND FUND
       (COST: $239,991,163)**                                                                                         $237,500,483
                                                                                                                       ===========

                                    BOND FUND
                      Investments in Securities (Continued)
                                  June 30, 1999
                                   (Unaudited)

BOND FUND INVESTMENTS, CONTINUED:

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 1999, the cost of securities for federal income tax purposes was
$239,991,163.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:

     Gross unrealized appreciation..............................   $647,172
     Gross unrealized depreciation.............................. (3,137,852)
                                                                  ---------
     Net unrealized depreciation................................($2,490,680)
                                                                  =========

***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On June 30, 1999, the total market value of these investments was $8,347,388 or 3.48% of total net assets.

(C) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

                                                           BALANCED FUND
                                                     Investments in Securities
                                                           June 30, 1999
                                                            (Unaudited)

                                             % Net    Quality Rating   Annualized       Maturity
BALANCED FUND INVESTMENTS:                  Assets     (Unaudited)*       Yield           Date            Shares            Value
SHORT-TERM INVESTMENTS:                      5.2%
REGISTERED INVESTMENT COMPANY                3.4%
  State Street Prime Money Market                                         4.850                         18,650,117     $18,650,117
                                                                                                                        ----------

                                             % Net    Quality Rating   Annualized       Maturity            Par
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value
COMMERCIAL PAPER                             1.8%
    American Express Credit Corp.                         A-1/P-1         5.00        Jul 14, 1999      $5,000,000      $4,991,116
    General Electric Capital Corporation                  A-1+/P-1        4.78        Jul 1, 1999        5,000,000       5,000,000
                                                                                                                        ----------

                                                                                                                        $9,991,116
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                           $28,641,233
                                                                                                                        ----------

                                             % Net    Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                      Assets     (Unaudited)*       Rate            Date            Amount            Value
U.S. GOVERNMENT & AGENCY BONDS:              18.9%
GOVERNMENT NOTES                             10.1%
    U.S. Treasury Notes                                   AAA            5.875        Nov 30, 2001      $5,000,000      $5,031,250
    U.S. Treasury Notes                                   AAA            6.250        Jan 31, 2002       8,000,000       8,120,000
    U.S. Treasury Notes                                   AAA            4.000        Oct 31, 2000       5,000,000       4,910,940
    U.S. Treasury Notes                                   AAA            6.375        Aug 15, 2002       8,000,000       8,155,000
    U.S. Treasury Notes                                   AAA            6.375        Sep 30, 2001      10,000,000      10,168,750
    U.S. Treasury Notes                                   AAA            6.250        Aug 31, 2002       5,500,000       5,589,375
    U.S. Treasury Notes                                   AAA            7.250        Aug 15, 2004       6,000,000       6,375,000
    U.S. Treasury Notes                                   AAA            5.000        Feb 28, 2001       2,000,000       1,985,000
    U.S. Treasury Notes                                   AAA            4.625        Dec 31, 2000       5,000,000       4,940,625
                                                                                                                        ----------
                                                                                                                       $55,275,940
                                                                                                                        ----------

GOVERNMENT AGENCIES                          8.8%
    Federal Home Loan Bank-CPI Floating Rate              AAA            4.614        Feb 20, 2007      $5,000,000      $4,821,650
    Federal Home Loan Bank Bond                           AAA            5.190        Oct 20, 2003       5,000,000       4,818,955
    Federal Home Loan Mortgage Corp.                      AAA            6.220        Jun 24, 2008       5,000,000       4,825,600
    Federal Home Loan Mortgage CMO-FHR -
       1978 AD                                            AAA            7.000        Apr 15,2025        2,045,655       2,019,151
    Federal Home Loan Mortgage CMO-FHR -
       1991 PC                                            AAA            6.000        Mar 15, 2024       3,000,000       2,869,995
    Federal Home Loan Mortgage CMO-FHR -
       Series 2137 TL                                     AAA            6.500        Mar 15, 2023       3,000,000       2,952,165
    Federal National Mortgage Assn.                       AAA            7.000        Aug 27, 2012       4,000,000       3,947,620
    Federal National Mortgage Assn.                       AAA            6.040        Feb 25, 2009       2,500,000       2,363,853
    Federal National Mortgage Assn.                       AAA            7.500        Apr 1, 2022        2,368,522       2,403,056
    Federal National Mortgage Assn.
       Pool 50665                                         AAA            7.500        Dec 1, 2022        3,164,562       3,210,702
    Federal National Mortgage Assn. -
       96-M6  G                                           AAA            7.750        Sep 17, 2023       4,000,000       4,017,180
    Federal National Mortgage Assn. -
       MBS 2523473                                        AAA            7.000        Mar 1, 2029        5,000,000       4,962,500
    Government National Mortgage Assn.
       Pool 2754                                          AAA            6.500        May 20, 2029       4,992,466       4,792,368
                                                                                                                        ----------
                                                                                                                       $48,004,795
                                                                                                                        ----------
       TOTAL U.S. GOVERNMENT & AGENCY
       BONDS, (COST: $104,632,605)                                                                                    $103,280,735
                                                                                                                        ==========

U.S. CORPORATE BONDS:                        19.6%

BASIC MATERIALS                              0.4%
  Paper/Forest Products                      0.4%
    Temple-Inland, Inc.                                   BAA-2/BBB+     7.250        Sep 15, 2004      $2,000,000      $2,012,038
                                                                                                                        ----------

CAPITAL GOODS                                0.1%
  Manufacturing-Diversified                  0.1%
    Giddings & Lewis                                      BA1            7.500        Oct 01, 2005         500,000         508,439
                                                                                                                        ----------

CONSUMER CYCLICAL                            0.6%
  Commercial/Consumer                        0.6%
    Hertz Corporation                                     A-3/A-         7.000        Apr 15, 2001       3,000,000       3,022,440
                                                                                                                        ----------

                                                           BALANCED FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)
BALANCED FUND INVESTMENTS                    % Net    Quality Rating     Coupon         Maturity            Par
CONTINUED:                                  Assets     (Unaudited)*       Rate            Date            Amount            Value
CONSUMER STAPLES                             1.2%
  Drug Stores                                0.1%
    Bergen Brunswig                                       BAA-1/BBB+     7.250        Jun 01, 2005        500,000         $494,030
                                                                                                                        ----------

  Food Retailers                             0.4%
    Great Atlantic & Pacific Tea                          BA-1/BBB-      7.750        Apr 15, 2007      2,500,000        2,418,583
                                                                                                                        ----------

  Media-TV/Radio/Cable                       0.7%
    Cox Radio, Inc.                                       BAA-2/A-       6.375        May 15, 2005      4,000,000        3,843,572
                                                                                                                        ----------

ENERGY                                       1.7%
  Exploration/Drilling                       0.7%
    Anadarko Petroleum Corp                               BAA-1/BBB+     5.875        Oct 15, 2003      4,000,000        3,887,548
                                                                                                                        ----------

  Oil-Domestic                               0.8%
    Ashland, Inc.                                         BAA-2/BBB      6.860        May 1, 2009       4,500,000        4,308,232
                                                                                                                        ----------

  Oil-Services                               0.2%
    Foster Wheeler Corp.                                  BAA-3/BBB      6.750        Nov 15, 2005      1,020,000          919,033
                                                                                                                        ----------

FINANCE                                      5.5%
  Banks                                      2.6%
    Bank Of America Corp.                                 AA-2/A+        6.625        Jun 15, 2004      5,000,000        4,999,330
    Capital One Bank                                      BAA-3/BBB-     7.080        Oct 30, 2001      3,800,000        3,822,610
    Well Fargo Company                                    A-1/A          8.750        May 1, 2002       5,000,000        5,304,195
                                                                                                                        ----------
                                                                                                                        14,126,135
                                                                                                                        ----------

  Financial Services                         2.9%
    Ford Motor Company                                    A-1/A         10.125        Nov 15, 2000      2,700,000        2,841,510
    General Motors Acceptance Corp                        A2/A           6.850        Jun 17, 2004      4,500,000        4,537,683
    Lehman Brothers Holdings                              BAA-1/A        6.625        Apr 1, 2004       5,000,000        4,883,410
    Merrill Lynch & Co.                                   AA-3/AA-       6.000        Feb 17, 2009      4,000,000        3,694,496
                                                                                                                        ----------
                                                                                                                        15,957,099
                                                                                                                        ----------

HEALTHCARE                                   0.2%
  Medical Services                           0.2%
    Columbia/HCA Healthcare Corporation                   BA-2/BB+       6.125        Dec 15, 2000      1,000,000          969,167
                                                                                                                        ----------

TECHNOLOGY                                   1.0%
  Computer Related                           1.0%
    Comdisco Inc.                                         BAA-1/BBB+     6.000        Jan 30, 2002      5,750,000        5,671,852
                                                                                                                        ----------

COMMUNICATION SERVICES                       1.6%
  Telecom-Cel/Wireless                       0.7%
    Cable & Wireless                                      BAA-1/A-       6.750        Dec 01, 2008      4,000,000        3,832,020
                                                                                                                        ----------

  Telephone                                  0.9%
    AT&T Corp.                                            A-1/AA-        7.750        Mar 1, 2007       2,000,000        2,100,000
    Sprint Spectrum (Step Coupon) (A)                     BAA-3/BBB+                  Aug 15, 2006      3,000,000        2,745,000
                                                                                                                        ----------
                                                                                                                         4,845,000
                                                                                                                        ----------

UTILITIES                                    2.7%
  Electric Power                             1.3%
    Edison Mission Energy 144A (B)                        A-3/A-         7.730        Jun 15, 2009      4,500,000        4,572,176
    Illinois Power                                        BAA-1/BBB      7.500        Jun 15, 2009      2,500,000        2,531,667
                                                                                                                        ----------
                                                                                                                         7,103,843
                                                                                                                        ----------

  Natural Gas                                1.4%
    Williams Companies, Inc.                              BAA-2/BBB-     6.200        Aug 1, 2002       8,000,000        7,856,400
                                                                                                                        ----------

                                                           BALANCED FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)
BALANCED FUND INVESTMENTS                    % Net    Quality Rating     Coupon         Maturity            Par
CONTINUED:                                  Assets     (Unaudited)*       Rate            Date            Amount            Value
TRANSPORTATION                               0.9%
  Airlines                                   0.5%
    American Airlines                                     A-2/BBB        8.040        Sep 16, 2011        924,688         $959,009
      Delta Air Lines                                     BAA-1/BBB      8.540        Jan 02, 2007      1,333,419        1,405,366
      United Airlines                                     BAA-1/BBB      9.020        Apr 19, 2012        451,888          483,703
                                                                                                                        ----------
                                                                                                                         2,848,078
                                                                                                                        ----------

  Trucking & Shipping                        0.4%
    Federal Express                                       A-3/BBB+       7.890        Sep 23, 2008        448,943          457,880
    Golden State Petroleum Transport Corp.,
       144A (B)                                           BAA-2/BB+      8.040        Feb 01, 2019      2,000,000        1,887,606
                                                                                                                        ----------
                                                                                                                         2,345,486
                                                                                                                        ----------

MISCELLANEOUS                                3.7%
  Asset-Backed Securities                    3.7%
    Bear Stearns Commercial Mortgage
       Security                                           AAA            6.800        Sep 15, 2008      5,000,000        5,035,938
    Merrill Lynch & Co., MLMI 1996-C2 A2                  AAA            6.820        Nov 21, 2028     10,500,000       10,560,742
    Residential Funding Mortgage Securities
       II, 1998-HI2 (C)                                   AAA/AAA        6.290        Jul 25, 2013      4,800,000        4,794,936
                                                                                                                        ----------
                                                                                                                        20,391,616
                                                                                                                        ----------
       TOTAL U.S. CORPORATE BONDS,
       (COST $108,340,636)                                                                                            $107,360,611
                                                                                                                        ----------

NON-U.S. CORPORATE BONDS:                    2.6%
FOREIGN ISSUES:                              2.6%
    British Sky Broadcasting                              BAA-2/BBB-     7.300        Oct 15, 2006     $3,000,000       $2,849,412
    Xerox Cap Europe PLC                                  A-2/A          5.875        May 15, 2004      6,000,000        5,842,386
    YPF Sociedad Anonima                                  BA-3/BBB-      9.125        Feb 24, 2009      4,700,000        4,818,402
    YPF Sociedad Anonima                                  BA-3/BBB-      8.000        Feb 15, 2004      1,000,000          982,590
                                                                                                                        ----------

       TOTAL NON-U.S. CORPORATE BONDS,
       (COST $14,609,141)                                                                                              $14,492,790
                                                                                                                        ----------

                                             % Net
                                            Assets                                                         Shares           Value
COMMON STOCKS:                              54.4%
FOREIGN ISSUES:                              3.2%
    BP Amoco PLC/ADR                                                                                       29,973       $3,252,071
    Glaxo Wellcome PLC - ADR                                                                               46,150        2,613,244
    Koninklijke (Royal) Philips Electronics
       N.V. - ADR                                                                                          38,824        3,916,371
    Telefonos de Mexico  SP ADR - Cl L                                                                     39,000        3,151,687
    Vodafone AirTouch PLC-SP ADR                                                                           24,225        4,772,325
                                                                                                                        ----------
      TOTAL FOREIGN ISSUES,(COST $7,748,053)                                                                           $17,705,698
                                                                                                                        ----------

DOMESTIC ISSUES:                            51.2%
BASIC MATERIALS                              2.5%
  Chemicals                                  2.0%
    The Dow Chemical Company                                                                               34,200       $4,339,125
    Praxair, Inc.                                                                                          62,500        3,058,594
    Rohm and Haas Company                                                                                  78,300        3,357,112
                                                                                                                        ----------
                                                                                                                        10,754,831
                                                                                                                        ----------

  Paper/Forest Products                      0.5%
    Willamette Industries, Inc.                                                                            63,200        2,911,150
                                                                                                                        ----------

CAPITAL GOODS                                4.1%
  Containers                                 0.8%
    Owens-Illinois, Inc. ***                                                                              125,800        4,112,087
                                                                                                                        ----------

                                                           BALANCED FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares           Value
  Electrical Equipment                       1.6%
    Honeywell Inc.                                                                                         30,000       $3,476,250
    Raychem Corporation                                                                                    56,200        2,079,400
    Rockwell International Corporation                                                                     49,900        3,031,425
                                                                                                                        ----------
                                                                                                                         8,587,075
                                                                                                                        ----------

  Environmental                              0.6%
    Waste Management, Inc.                                                                                 64,327        3,457,576
                                                                                                                        ----------

  Machinery/Equipment                        0.5%
    Pall Corporation                                                                                      123,300        2,735,719
                                                                                                                        ----------

  Manufacturing-Diversified                  0.6%
    United Technologies Corporation                                                                        45,000        3,225,938
                                                                                                                        ----------

CONSUMER CYCLICAL                            5.4%
  Commercial/Consumer                        0.5%
    IMS Health Incorporated                                                                                89,000        2,781,250
                                                                                                                        ----------

  Printing/Publishing                        0.7%
    PRIMEDIA Inc. ***                                                                                     215,200        3,644,950
                                                                                                                        ----------

  Retail-Discount                            0.6%
    Wal-Mart Stores, Inc.                                                                                  69,600        3,358,200
                                                                                                                        ----------

  Retail-General                             2.2%
    Dayton Hudson Corporation                                                                             123,600        8,034,000
    Sears, Roebuck & Co.                                                                                   91,000        4,055,187
                                                                                                                        ----------
                                                                                                                        12,089,187
                                                                                                                        ----------

  Retail-Specialty                           1.4%
    Tiffany & Co.                                                                                          80,500        7,768,250
                                                                                                                        ----------

CONSUMER STAPLES                             7.6%
  Cosmetics/Toiletries                       1.0%
    Kimberly-Clark Corporation                                                                             99,100        5,648,700
                                                                                                                        ----------

  Drug Stores                                0.8%
    CVS Corporation                                                                                        83,252        4,225,039
                                                                                                                        ----------

  Food Producers                             2.6%
    General Mills, Inc.                                                                                    35,500        2,853,312
    Nabisco Holdings Corp. - Class A                                                                      115,700        5,004,025
    Sara Lee Corporation                                                                                  131,600        2,985,675
    Tyson Foods, Inc. - Class A                                                                           141,125        3,175,313
                                                                                                                        ----------
                                                                                                                        14,018,325
                                                                                                                        ----------

  Food Retailers                             0.8%
    Safeway Inc. ***                                                                                       84,200        4,167,900
                                                                                                                        ----------

  Media-TV/Radio/Cable                       2.4%
    Cox Communications, Inc. ***                                                                          109,800        4,042,012
    MediaOne Group, Inc. ***                                                                              123,100        9,155,563
                                                                                                                        ----------
                                                                                                                        13,197,575
                                                                                                                        ----------

ENERGY                                       3.2%
  Exploration/Drilling                       0.5%
    Kerr-McGee Corporation                                                                                 55,100        2,765,331
                                                                                                                        ----------

                                                           BALANCED FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares           Value
  Oil-Domestic                               1.3%
    Unocal Corporation                                                                                     86,200       $3,415,675
    USX-Marathon Group                                                                                    108,700        3,539,544
                                                                                                                        ----------
                                                                                                                         6,955,219
                                                                                                                        ----------

  Oil-International                          0.6%
    Exxon Corporation                                                                                      42,300        3,262,388
                                                                                                                        ----------

  Oil-Services                               0.8%
    Schlumberger Limited                                                                                   73,100        4,655,556
                                                                                                                        ----------

FINANCE                                      7.6%
  Banks                                      3.2%
    Bank One Corporation                                                                                   98,890        5,890,136
    Bank of America Corporation                                                                            99,798        7,316,441
    Wells Fargo Company                                                                                   106,400        4,548,600
                                                                                                                        ----------
                                                                                                                        17,755,177
                                                                                                                        ----------

  Financial Services                         2.0%
    A. G. Edwards, Inc.                                                                                    65,900        2,125,275
    Household International, Inc.                                                                          94,100        4,457,988
    Morgan Stanley Dean Witter and Co.                                                                     35,000        3,587,500
    MBIA, Inc.                                                                                             16,400        1,061,900
                                                                                                                        ----------
                                                                                                                        11,232,663
                                                                                                                        ----------

  Insurance Companies                        2.4%
    The Allstate Corporation                                                                              113,214        4,061,552
    Citigroup Inc.                                                                                        150,429        7,145,378
    Everest Reinsurance Holdings, Inc.                                                                     60,600        1,977,075
                                                                                                                        ----------
                                                                                                                        13,184,005
                                                                                                                        ----------

HEALTHCARE                                   4.8%
  Biotech-Spec. Pharmaceutical               0.5%
    Centocor, Inc. ***                                                                                     60,800        2,834,800
                                                                                                                        ----------

  Drugs                                      3.2%
    American Home Products Corporation                                                                    122,400        7,038,000
    Bristol-Myers Squibb Company                                                                           96,200        6,776,087
    Pharmacia & Upjohn, Inc.                                                                               61,200        3,476,925
                                                                                                                        ----------
                                                                                                                        17,291,012
                                                                                                                        ----------

  Medical Services                           1.1%
    Aetna Inc.                                                                                             67,400        6,028,088
                                                                                                                        ----------

TECHNOLOGY                                  10.2%
  Communications Equipment                   1.0%
    Motorola, Inc.                                                                                         56,700        5,372,325
                                                                                                                        ----------

  Computer Related                           6.4%
    3Com Corporation ***                                                                                  121,000        3,229,188
    EMC Corporation ***                                                                                   171,900        9,454,500
    Gateway, Inc. ***                                                                                      65,100        3,840,900
    Hewlett-Packard Company                                                                                58,800        5,909,400
    International Business Machines
       Corporation                                                                                         73,600        9,512,800
    Seagate Technology, Inc. ***                                                                          112,800        2,890,500
                                                                                                                        ----------
                                                                                                                        34,837,288
                                                                                                                        ----------

  Computer Software/Services                 0.5%
    Keane, Inc. ***                                                                                       114,500        2,590,562
                                                                                                                        ----------

                                                           BALANCED FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares           Value
  Semiconductors                             2.3%
    Conexant Systems, Inc. ***                                                                             48,500        2,816,031
      Micron Technology, Inc. ***                                                                          73,550        2,964,984
      Texas Instruments Incorporated                                                                       48,300        7,003,500
                                                                                                                        ----------
                                                                                                                        12,784,515
                                                                                                                        ----------

COMMUNICATION SERVICES                       2.1%
  Telephone - Long Distance                  0.7%
    AT & T Corp.                                                                                           67,650        3,775,716
                                                                                                                        ----------

  Telephone                                  1.4%
    Ameritech Corporation                                                                                  53,000        3,895,500
      GTE Corporation                                                                                      50,900        3,855,675
                                                                                                                        ----------
                                                                                                                         7,751,175
                                                                                                                        ----------

UTILITIES                                    1.5%
  Electric Power                             0.6%
    Northern States Power Company                                                                          58,200        1,407,712
    PG&E Corporation                                                                                       64,350        2,091,375
                                                                                                                        ----------
                                                                                                                         3,499,087
                                                                                                                        ----------

  Natural Gas                                0.9%
    The Williams Companies, Inc.                                                                          113,500        4,830,844
                                                                                                                        ----------

TRANSPORTATION                               1.7%
  Airlines                                   0.5%
    Delta Air Lines, Inc.                                                                                  44,400        2,558,550
                                                                                                                        ----------

  Railroads                                  0.4%
    Norfolk Southern Corporation                                                                           66,800        2,012,350
                                                                                                                        ----------

  Trucking & Shipping                        0.8%
    FDX Corporation ***                                                                                    79,400        4,307,450
                                                                                                                        ----------

MISCELLANEOUS                                0.5%
  Professional Services                      0.5%
    Interim Services Inc. ***                                                                             125,200        2,582,250
                                                                                                                        ----------

       TOTAL DOMESTIC ISSUES,
       (COST: $175,489,087)                                                                                           $279,550,103
                                                                                                                       -----------

       TOTAL COMMON STOCKS,
       (COST: $183,237,140)                                                                                           $297,255,801
                                                                                                                       -----------

       TOTAL INVESTMENTS, BALANCED FUND
       (COST: $439,460,775)**                                                                                         $551,031,170
                                                                                                                       ===========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

    **At June 30, 1999, the cost of securities for federal income tax purposes was $439,460,755. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.............................$116,356,766
     Gross unrealized depreciation.............................  (4,786,351)
                                                                -----------
     Net unrealized appreciation...............................$111,570,415
                                                                ===========

 ***This security is non-income producing.

****If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Represents a security that remains zero coupon until a predetermined date, at which the stated coupon rate becomes the effective rate.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On December 31, 1998, the total market value of these investments was $6,459,782 or 1.18% of total net assets.

(C) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

ABS    Asset Backed Security
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

                                                    GROWTH AND INCOME STOCK FUND
                                                     Investments in Securities
                                                           June 30, 1999
                                                            (Unaudited)
GROWTH AND INCOME STOCK                       % Net             Quality           Annualized
FUND INVESTMENTS:                            Assets             Rating*              Yield              Shares              Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                  3.6%
  State Street Prime Money Market                                                    4.850         $38,377,151         $38,377,151
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                           $38,377,151
                                                                                                                        ----------

                                              % Net
LONG-TERM INVESTMENTS:                       Assets                                                     Shares              Value
COMMON STOCKS:                                96.3%
FOREIGN ISSUES:                                6.3%
    BP Amoco PLC- ADR                                                                                  122,540         $13,295,590
    Glaxo Wellcome PLC - ADR                                                                           190,050          10,761,581
    Koninklijke (Royal) Philips Electronics
       N.V. - ADR                                                                                      186,944          18,857,976
    Nortel Networks Corporation                                                                        200,400          17,397,225
    Vodafone Airtouch PLC-SP ADR***                                                                     36,600           7,210,200
                                                                                                                        ----------
     TOTAL FOREIGN ISSUES,
     (COST: $38,267,948)                                                                                               $67,522,572
                                                                                                                        ----------

DOMESTIC ISSUES:                              90.0%

BASIC MATERIALS                                4.0%
  Chemicals                                    2.9%
    The Dow Chemical Company                                                                           155,550         $19,735,406
    PPG  Industries, Inc.                                                                              192,900          11,393,156
                                                                                                                        ----------
                                                                                                                        31,128,562

  Paper/Forest Products                        1.0%
    Georgia-Pacific Group                                                                              231,800          10,981,525
                                                                                                                        ----------

CAPITAL GOODS                                  6.0%
  Containers                                   0.6%
    Crown Cork & Seal Company, Inc.                                                                    217,900           6,210,150
                                                                                                                        ----------

  Electrical Equipment                         2.5%
    Honeywell Inc.                                                                                     126,000          14,600,250
    Rockwell International Corporation                                                                 198,800          12,077,100
                                                                                                                        ----------
                                                                                                                        26,677,350
                                                                                                                        ----------
  Environmental                                1.6%
    Waste Management, Inc.                                                                             319,799          17,189,196
                                                                                                                        ----------

  Manufacturing-Diversified                    1.4%
    United Technologies Corporation                                                                    200,600          14,380,512
                                                                                                                        ----------
CONSUMER CYCLICAL                              4.3%
  Auto Parts Manufacturers                     1.1%
    Dana Corporation                                                                                   257,485          11,860,403
                                                                                                                        ----------

  Retail-Discount                              1.8%
    Wal-Mart Stores, Inc.                                                                              406,100          19,594,325
                                                                                                                        ----------

  Retail-General                               1.3%
    Sears, Roebuck & Co.                                                                               315,100          14,041,644
                                                                                                                        ----------

CONSUMER STAPLES                              16.5%
  Beverages                                    1.4%
    PepsiCo, Inc.                                                                                      377,600          14,608,400
                                                                                                                        ----------

  Cosmetics/Toiletries                         2.4%
    Kimberly-Clark Corporation                                                                         442,900          25,245,300
                                                                                                                        ----------

                                                    GROWTH AND INCOME STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

GROWTH AND INCOME STOCK                       % Net
FUND INVESTMENTS, CONTINUED:                 Assets                                                     Shares           Value
  Drug Stores                                  1.6%
    CVS Corporation                                                                                    341,006         17,306,055
                                                                                                                       ----------

  Entertainment                                1.5%
    The Walt Disney Company***                                                                         511,500         15,760,594
                                                                                                                       ----------

  Food Producers                               4.8%
    ConAgra, Inc.                                                                                      380,500         10,130,812
    General Mills, Inc.                                                                                183,200         14,724,700
    Nabisco Holdings Corp. - Class A                                                                   367,700         15,903,025
    Sara Lee Corporation                                                                               452,200         10,259,288
                                                                                                                       ----------
                                                                                                                       51,017,825
                                                                                                                       ----------

  Food Retailers                               1.9%
    The Kroger Co.***                                                                                  711,600         19,880,325
                                                                                                                       ----------

  Media-TV/Radio/Cable                         2.9%
    MediaOne Group, Inc.***                                                                            418,100         31,096,188
                                                                                                                       ----------

ENERGY                                         5.8%
  Oil-Domestic                                 2.2%
    Unocal Corporation                                                                                 271,450         10,756,206
    USX-Marathon Group                                                                                 389,450         12,681,466
                                                                                                                       ----------
                                                                                                                       23,437,672
                                                                                                                       ----------

  Oil-International                            2.1%
    Exxon Corporation                                                                                  141,200         10,890,050
    Texaco Inc.                                                                                        182,900         11,431,250
                                                                                                                       ----------
                                                                                                                       22,321,300
                                                                                                                       ----------

  Oil-Services                                 1.5%
    Schlumberger Limited                                                                               254,900         16,233,944
                                                                                                                       ----------

FINANCE                                       14.1%
  Banks                                        7.0%
    Bank of America Corporation                                                                        344,571         25,261,361
    Bank One Corporation                                                                               408,540         24,333,664
    First Union Corporation                                                                            246,800         11,599,600
    Wachovia Corporation                                                                               152,100         13,014,056
                                                                                                                       ----------
                                                                                                                       74,208,682
                                                                                                                       ----------

  Financial Services                           2.9%
    Household International, Inc.                                                                      358,000         16,960,250
    Morgan Stanley Dean Witter and Co.                                                                 134,000         13,735,000
                                                                                                                       ----------
                                                                                                                       30,695,250
                                                                                                                       ----------

  Insurance Companies                          4.2%
    The Allstate Corporation                                                                           633,226         22,716,983
    Citigroup Inc.                                                                                     472,386         22,438,335
                                                                                                                       ----------
                                                                                                                       45,155,318
                                                                                                                       ----------

HEALTHCARE                                     8.1%
  Drugs                                        4.2%
    American Home Products Corporation                                                                 322,000         18,515,000
    Bristol-Myers Squibb Company                                                                       371,800         26,188,663
                                                                                                                       ----------
                                                                                                                       44,703,663
                                                                                                                       ----------

  Medical Prods/Supply                         1.6%
    Johnson & Johnson                                                                                  177,300         17,375,400
                                                                                                                       ----------

                                                    GROWTH AND INCOME STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)
GROWTH AND INCOME STOCK                       % Net
FUND INVESTMENTS, CONTINUED:                 Assets                                                     Shares           Value
  Medical Services                             2.3%
    Aetna Inc.                                                                                         211,000         18,871,312
    Tenet Healthcare Corporation***                                                                    292,800          5,435,100
                                                                                                                       ----------
                                                                                                                       24,306,412
                                                                                                                       ----------

TECHNOLOGY                                    17.2%
  Communications Equipment                     3.6%
    Harris Corporation                                                                                 370,900         14,534,644
    Motorola, Inc.                                                                                     248,200         23,516,950
                                                                                                                       ----------
                                                                                                                       38,051,594
                                                                                                                       ----------

  Computer Related                             7.7%
    EMC Corporation***                                                                                 396,000         21,780,000
    Hewlett-Packard Company                                                                            239,300         24,049,650
    International Business Machines
       Corporation                                                                                     280,600         36,267,550
                                                                                                                       ----------
                                                                                                                       82,097,200
                                                                                                                       ----------

  Computer Software/Services                   2.9%
    Computer Associates International, Inc.                                                            444,900         24,469,500
    Computer Sciences Corporation***                                                                    84,800          5,867,100
                                                                                                                       ----------
                                                                                                                       30,336,600
                                                                                                                       ----------

  Semiconductors                               3.0%
    Texas Instruments Incorporated                                                                     222,700         32,291,500
                                                                                                                       ----------

COMMUNICATION SERVICES                         6.1%
  Telephone - Long Distance                    2.8%
    AT&T Corp.                                                                                         241,751         13,492,728
    Sprint Corporation                                                                                 315,200         16,646,500
                                                                                                                       ----------
                                                                                                                       30,139,228
                                                                                                                       ----------

  Telephone                                    3.2%
    Ameritech Corporation                                                                              226,600         16,655,100
    GTE Corporation                                                                                    232,950         17,645,962
                                                                                                                       ----------
                                                                                                                       34,301,062
                                                                                                                       ----------

UTILITIES                                      3.7%
  Electric Power                               1.9%
    Duke Energy Corporation                                                                            126,100          6,856,688
    Northern States Power Company                                                                      229,700          5,555,868
    PG&E Corporation                                                                                   255,300          8,297,250
                                                                                                                       ----------
                                                                                                                       20,709,806
                                                                                                                       ----------

  Natural Gas                                  1.8%
    The Williams Companies, Inc.                                                                       445,000         18,940,312
                                                                                                                       ----------

TRANSPORTATION                                 2.0%
  Airlines                                     0.8%
    Delta Air Lines, Inc.                                                                              138,900          8,004,112
                                                                                                                       ----------

  Railroads                                    1.3%
    Burlington Northern Santa Fe Corporation                                                           220,200          6,826,200
    Norfolk Southern Corporation                                                                       227,700          6,859,462
                                                                                                                       ----------
                                                                                                                       13,685,662
                                                                                                                       ----------

MISCELLANEOUS                                  2.3%
  Diversified                                  2.3%
    AlliedSignal Inc.                                                                                  212,400         13,381,200
    Minnesota Mining and Manufacturing
       Company                                                                                         131,400         11,423,588
                                                                                                                       ----------
                                                                                                                       24,804,788
                                                                                                                       ----------

                                                    GROWTH AND INCOME STOCK FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1998


GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                 Assets                                                     Shares            Value

     TOTAL DOMESTIC ISSUES,
     (COST: $659,452,402)                                                                                             $958,777,859
                                                                                                                      ------------

     TOTAL COMMON STOCKS,
     (COST: $697,728,351)                                                                                           $1,026,300,431
                                                                                                                      ------------

     TOTAL INVESTMENTS, GROWTH AND INCOME
     FUND, (COST: $736,097,501)**                                                                                   $1,064,677,582
                                                                                                                      ============

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 1999, the cost of securities for federal income tax purposes was
$736,097,501.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:

     Gross unrealized appreciation............................. $349,309,979
     Gross unrealized depreciation.............................  (20,729,898)
                                                                 -----------
     Net unrealized appreciation............................... $328,580,081
                                                                 ===========

***This security is non-income producing.

ADR    American Depositary Receipt
PLC    Public Limited Company

                                                  CAPITAL APPRECIATION STOCK FUND
                                                     Investments in Securities
                                                           June 30, 1999
                                                            (Unaudited)
CAPITAL APPRECIATION STOCK                    % Net             Quality           Annualized
FUND INVESTMENTS:                            Assets             Rating*              Yield              Shares             Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 3.5%
    State Street Prime Money Market                                                  4.850          25,413,008         $25,413,008
                                                                                                                        ----------
       TOTAL SHORT-TERM INVESTMENTS,
       AT COST                                                                                                         $25,413,008
                                                                                                                        ----------

                                              % Net
LONG-TERM INVESTMENTS:                       Assets                                                     Shares              Value
COMMON STOCKS:                                96.6%
FOREIGN ISSUES:                                9.1%
    Ace Limited                                                                                        295,600        $  8,350,700
    Elan Corp PLC - ADR ***                                                                            445,400          12,359,850
    Mutual Risk Management Ltd.                                                                        405,564          13,535,698
    Telefonos de Mexico SP ADR - Cl L                                                                  191,000          15,435,187
    Vodafone AirTouch PLC-SP ADR***                                                                     83,625          16,474,125
                                                                                                                        ----------
       TOTAL FOREIGN ISSUES
       (COST: $42,320,294)                                                                                             $66,155,560
                                                                                                                        ----------


DOMESTIC ISSUES:                              87.5%

BASIC MATERIALS                                4.6%
  Chemicals                                    3.5%
    Praxair, Inc.                                                                                      175,900        $  8,608,106
    Rohm and Haas Company                                                                              229,000           9,818,375
    The Dexter Corporation                                                                             167,400           6,832,013
                                                                                                                        ----------
                                                                                                                        25,258,494
                                                                                                                        ----------

  Paper/Forest Products                        1.1%
    Willamette Industries, Inc.                                                                        175,700           8,093,181
                                                                                                                        ----------

CAPITAL GOODS                                  7.1%
  Containers                                   2.5%
    Owens-Illinois, Inc.***                                                                            563,700          18,425,944
                                                                                                                        ----------

  Electrical Equipment                         1.5%
    Raychem Corporation                                                                                292,200          10,811,400
                                                                                                                        ----------

  Machinery/Equipment                          1.2%
    Pall Corporation                                                                                   388,600           8,622,063
                                                                                                                        ----------

  Manufacturing-Diversified                    1.9%
    Illinois Tool Works, Inc.                                                                          167,600          13,743,200
                                                                                                                        ----------

CONSUMER CYCLICAL                             12.4%
  Commercial/Consumer                          1.0%
    IMS Health Incorporated                                                                            242,600           7,581,250
                                                                                                                        ----------

  Printing/Publishing                          1.9%
    PRIMEDIA Inc.***                                                                                   820,600          13,898,913
                                                                                                                        ----------

  Retail-General                               3.4%
    Dayton Hudson Corporation                                                                          381,900          24,823,500
                                                                                                                        ----------

  Retail-Specialty                             6.1%
    The Sherwin-Williams Company                                                                       414,200          11,494,050
    The TJX Companies, Inc.                                                                            428,400          14,271,075
    Tiffany & Co.                                                                                      197,700          19,078,050
                                                                                                                        ----------
                                                                                                                        44,843,175
                                                                                                                        ----------

                                                  CAPITAL APPRECIATION STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)
CAPITAL APPRECIATION STOCK                    % Net
FUND INVESTMENTS, CONTINUED:                 Assets                                                     Shares           Value
CONSUMER STAPLES                              12.7%
  Drug Stores                                  0.9%
    Rite Aid Corporation                                                                               253,800          $6,249,825
                                                                                                                        ----------

  Food Producers                               4.0%
    Nabisco Holdings Corp. - Class A                                                                   257,500          11,136,875
    Sara Lee Corporation                                                                               253,200           5,744,475
    Tyson Foods, Inc. - Class A                                                                        542,700          12,210,750
                                                                                                                        ----------
                                                                                                                        29,092,100
                                                                                                                        ----------

  Food Retailers                               2.5%
    Safeway Inc.***                                                                                    366,200          18,126,900
                                                                                                                        ----------

  Media-TV/Radio/Cable                         5.3%
    Cox Communications, Inc.***                                                                        359,400          13,230,412
    MediaOne Group, Inc.***                                                                            347,300          25,830,438
                                                                                                                        ----------
                                                                                                                        39,060,850
                                                                                                                        ----------

ENERGY                                         5.6%
  Exploration/Drilling                         1.0%
    Kerr-McGee Corporation                                                                             148,700           7,462,881
                                                                                                                        ----------

  Oil-Domestic                                 4.6%
    Unocal Corporation                                                                                 246,950           9,785,394
    USX-Marathon Group                                                                                 370,200          12,054,638
    Weatherford International, Inc.                                                                    325,900          11,936,088
                                                                                                                        ----------
                                                                                                                        33,776,120
                                                                                                                        ----------

FINANCE                                       11.5%
  Banks                                        5.1%
    First Security Corporation                                                                         452,600          12,333,350
    SunTrust Banks, Inc.                                                                               168,200          11,679,388
    Wells Fargo Company                                                                                307,800          13,158,450
                                                                                                                        ----------
                                                                                                                        37,171,188
                                                                                                                        ----------

  Financial Services                           2.1%
    A. G. Edwards, Inc.                                                                                195,700           6,311,325
    MBIA, Inc.                                                                                         134,300           8,695,925
                                                                                                                        ----------
                                                                                                                        15,007,250
                                                                                                                        ----------

  Insurance Companies                          4.3%
    Citigroup Inc.                                                                                     446,398          21,203,905
    Everest Reinsurance Holdings, Inc.                                                                 319,500          10,423,688
                                                                                                                        ----------
                                                                                                                        31,627,593
                                                                                                                        ----------

HEALTHCARE                                     6.4%
  Biotech-Spec. Pharmaceutical                 1.5%
    Centocor, Inc.***                                                                                  229,000          10,677,125
    Crescendo Pharmaceuticals Corporation***                                                             6,260             107,985
                                                                                                                        ----------
                                                                                                                        10,785,110
                                                                                                                        ----------

  Drugs                                        1.4%
    Pharmacia & Upjohn, Inc.                                                                           174,700           9,925,144
                                                                                                                        ----------

  Medical Prods/Supply                         1.5%
    ALZA Corporation***                                                                                218,600          11,121,275
                                                                                                                        ----------

  Medical Services                             2.0%
    Aetna Inc.                                                                                         163,600          14,631,975
                                                                                                                        ----------

                                                  CAPITAL APPRECIATION STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)
CAPITAL APPRECIATION STOCK                    % Net
FUND INVESTMENTS, CONTINUED:                 Assets                                                     Shares           Value
TECHNOLOGY                                    17.9%
  Computer Related                             7.4%
    3Com Corporation***                                                                                329,300       $  8,788,194
    EMC Corporation***                                                                                 409,800         22,539,000
    Gateway, Inc.***                                                                                   227,200         13,404,800
    Seagate Technology, Inc.***                                                                        372,100          9,535,062
                                                                                                                       ----------
                                                                                                                       54,267,056

  Computer Software/Services                   4.8%
    Autodesk, Inc.                                                                                     287,900          8,511,044
    Cadence Design Systems, Inc.***                                                                    492,400          6,278,100
    Keane, Inc.***                                                                                     505,000         11,425,625
    PeopleSoft, Inc.                                                                                   520,500          8,978,625
                                                                                                                       ----------
                                                                                                                       35,193,394
                                                                                                                       ----------

  Semiconductors                               5.7%
    Conexant Systems Inc.***                                                                           123,199          7,153,242
    Dallas Semiconductor Corporation                                                                   253,800         12,816,900
    Micron Technology, Inc.***                                                                         176,150          7,101,047
    Texas Instruments Incorporated                                                                     100,600         14,587,000
                                                                                                                       ----------
                                                                                                                       41,658,189
                                                                                                                       ----------

COMMUNICATION SERVICES                         1.4%
  Telecom-Cel/Wireless                         0.5%
    Sprint PCS Group***                                                                                 63,500          3,627,438
                                                                                                                       ----------

  Telephone                                    0.9%
    CenturyTel, Inc.                                                                                   167,400          6,654,150
                                                                                                                       ----------

UTILITIES                                      3.7%
  Electric Power                               1.2%
    MidAmerican Energy Holdings Co.***                                                                 249,000          8,621,625
                                                                                                                       ----------

  Natural Gas                                  2.5%
    Sonat Inc.                                                                                         162,000          5,366,250
    The Williams Companies, Inc.                                                                       306,600         13,049,662
                                                                                                                       ----------
                                                                                                                       18,415,912
                                                                                                                       ----------

TRANSPORTATION                                 2.7%
  Airlines                                     0.8%
    Midwest Express Holdings, Inc.***                                                                  169,875          5,775,750
                                                                                                                       ----------

  Trucking & Shipping                          1.8%
    FDX Corporation***                                                                                 245,200         13,302,100
                                                                                                                       ----------

MISCELLANEOUS                                  1.5%
  Professional Services                        1.5%
    Interim Services Inc.***                                                                           537,200         11,079,750
                                                                                                                        ---------

      TOTAL DOMESTIC ISSUES,
      (COST: $481,987,879)                                                                                           $638,734,692
                                                                                                                      -----------

      TOTAL COMMON STOCKS,
      (COST: $524,308,173)                                                                                           $704,890,252
                                                                                                                      -----------

      TOTAL INVESTMENTS, CAPITAL APPRECIATION
      STOCK FUND (COST: $549,721,181)**                                                                              $730,303,260
                                                                                                                      ===========

                         CAPITAL APPRECIATION STOCK FUND
                      Investments in Securities (Continued)
                                  June 30, 1999
                                   (Unaudited)

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 1999, the cost of securities for federal income tax purposes was
$549,721,181.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:

     Gross unrealized appreciation............................ $210,466,053
     Gross unrealized depreciation............................  (29,883,974)
                                                                -----------
     Net unrealized appreciation.............................. $180,582,079
                                                                ===========

***This security is non-income producing.

ADR    American Depositary Receipt
PLC    Public Limited Company

                                                         MID-CAP STOCK FUND
                                                     Investments in Securities
                                                           June 30, 1999
                                                            (Unaudited)

MID-CAP STOCK FUND                            % Net          Annualized
INVESTMENTS:                                 Assets             Yield               Shares               Value
SHORT-TERM INVESTMENTS:                       5.2%
REGISTERED INVESTMENT COMPANY                 3.8%
    State Street Prime Money Market                             4.850            672,980.39            $672,980
                                                                                                        -------

COMMERCIAL PAPER                              1.4%
    Procter & Camble Co.                                        5.085            253,506.12             253,506
                                                                                                        -------
TOTAL SHORT-TERM INVESTMENTS,
       AT COST                                                                                         $926,486
                                                                                                        -------

                                              % Net
LONG-TERM INVESTMENTS:                       Assets                                 Shares               Value
COMMON STOCKS:                                94.7%
FOREIGN ISSUES:                                2.7%
    London Pacific Group Limited - SP ADR                                             3,000             $69,000
    Newbridge Networks Corporation***                                                 6,100             175,375
    PartnerRe Ltd.                                                                    4,600             171,925
    Zindart Limited - ADR***                                                          6,500              53,625
                                                                                                        -------
       TOTAL FOREIGN ISSUES,
       (COST: $519,144)                                                                                $469,925
                                                                                                        -------

DOMESTIC ISSUES:                              92.0%

BASIC MATERIALS                                3.2%
  Metals & Mining                              0.8%
    USEC Inc.                                                                         9,500            $141,313
                                                                                                        -------

  Paper/Forest Products                        1.3%
    Bemis Company, Inc.                                                               2,800             111,300
    Westvaco Corporation                                                              4,100             118,900
                                                                                                        -------
                                                                                                        230,200
                                                                                                        -------

  Steel                                        1.1%
    Bethlehem Steel Corporation***                                                   12,600              96,863
    Texas Industries, Inc.                                                            2,700             104,625
                                                                                                        -------
                                                                                                        201,488
                                                                                                        -------

CAPITAL GOODS                                  8.3%
  Construction                                 1.4%
    Fluor Corporation                                                                 2,700             109,350
    McDermott International, Inc.                                                     4,700             132,775
                                                                                                        -------
                                                                                                        242,125
                                                                                                        -------

  Electrical Equipment                         2.2%
    Advanced Lighting Technologies, Inc.***                                           8,000              72,000
   Hubbell Incorporated - Class B                                                     2,600             117,975
    Molex Incorporated                                                                4,400             162,800
    Security Dynamics Technologies, Inc.***                                           2,000              42,500
                                                                                                        -------
                                                                                                        395,275
                                                                                                        -------

  Machinery/Equipment                          2.5%
    Federal Signal Corporation                                                       10,200             216,112
    Kaydon Corporation                                                                6,500             218,563
                                                                                                        -------
                                                                                                        434,675
                                                                                                        -------

  Manufacturing-Diversified                    1.2%
    National Service Industries. Inc.                                                 2,900             104,400
    Premark International, Inc.                                                       2,900             108,750
                                                                                                        -------
                                                                                                        213,150
                                                                                                        -------

                                                         MID-CAP STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

MID-CAP STOCK FUND                            % Net
INVESTMENTS, CONTINUED:                      Assets                                 Shares               Value

  Office Supplies/Equipment                    1.0%
    Herman Miller, Inc.                                                               8,000            $168,000
                                                                                                        -------

CONSUMER CYCLICAL                             15.2%
  Apparel/Textiles                             1.6%
    V.F. Corporation                                                                  4,500             192,375
    Wellman Inc.                                                                      5,300              84,469
                                                                                                        -------
                                                                                                        276,844
                                                                                                        -------

  Auto Parts Manufacturing                     0.3%
    Durakon Industries, Inc.***                                                       3,000              47,063
                                                                                                        -------

  Furniture/Appliances                         2.2%
    Ethan Allen Interiors Inc.                                                        8,900             335,975
    Flexsteel Industries, Inc.                                                        4,000              53,250
                                                                                                        -------
                                                                                                        389,225
                                                                                                        -------

  Homebuilding/Supplies                        1.7%
     Lennar Corporation                                                               5,000             120,000
     M/I Schottenstein Homes, Inc.                                                    4,000              73,750
     Oakwood Homes Corporation                                                        3,000              39,375
     U.S. Home Corporation***                                                         2,000              71,000
                                                                                                        -------
                                                                                                        304,125
                                                                                                        -------

  Leisure Time/Gaming                          0.9%
    Champion Enterprises, Inc.***                                                     6,000             111,750
    K2 Inc.                                                                           6,000              53,625
                                                                                                        -------
                                                                                                        165,375
                                                                                                        -------

  Lodging/Hotels                               1.1%
    Host Marriott Corp.                                                               7,400              87,875
    Prime Hospitality Corp.***                                                        9,200             110,400
                                                                                                        -------
                                                                                                        198,275
                                                                                                        -------

  Printing/Publishing                          1.7%
    A. H. Belo Corporation, Class A                                                   8,100             159,468
    Hollinger International Inc.                                                     11,900             141,312
                                                                                                        -------
                                                                                                        300,780
                                                                                                        -------

  Retail-Discount                              1.3%
    Dollar General Corporation                                                        6,750             195,750
    Duckwall-ALCO Stores, Inc.***                                                     3,000              31,500
                                                                                                        -------
                                                                                                        227,250
                                                                                                        -------

  Retail-Specialty                             4.4%
    Catherines Stores Corporation***                                                  3,000              37,125
    Borders Group, Inc.***                                                            7,700             121,756
    Ross Stores, Inc.                                                                 3,600             181,350
    Tiffany & Co.                                                                     2,500             241,250
    Wilson, The Leather Experts Inc.***                                               4,000              65,750
    Zale Corporation***                                                               3,000             120,000
                                                                                                        -------
                                                                                                        767,231
                                                                                                        -------
CONSUMER STAPLES                               7.1%
  Cosmetics/Toiletries                         0.2%
    Perrigo Company***                                                                5,000              38,125
                                                                                                        -------

  Food Producers/Distributors                  2.8%
    Flowers Industries, Inc.                                                          9,800             212,538
    Tyson Foods, Inc. - Class A                                                      12,500             281,250
                                                                                                        -------
                                                                                                        493,788
                                                                                                        -------

                                                         MID-CAP STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

MID-CAP STOCK FUND                            % Net
INVESTMENTS, CONTINUED:                      Assets                                 Shares               Value
  Food Retailers                               1.6%
    Hannaford Brothers Co.                                                            5,100            $272,850
                                                                                                        -------

  Media-TV/Radio/Cable                         1.4%
    TCA Cable TV, Inc.                                                                4,400             244,200
                                                                                                        -------

  Retail-Restaurants                           1.1%
   CKE Restaurants, Inc.                                                              9,800             159,250
   Rainforest Cafe, Inc.***                                                           6,000              30,375
                                                                                                        -------
                                                                                                        189,625
                                                                                                        -------

ENERGY                                         4.9%
  Exploration/Drilling                         4.5%
    BJ Services Company***                                                            7,800             229,613
    ENSCO International Incorporated                                                 10,800             215,325
    Santa Fe International Corporation                                                5,700             131,100
    Smith International, Inc***                                                       5,100             221,530
                                                                                                        -------
                                                                                                        797,568
                                                                                                        -------

  Oil-Domestic                                 0.4%
    Remington Oil & Gas  Corporation***                                               9,000              43,875
    Tesoro Petroleum Corporation***                                                   2,000              31,875
                                                                                                        -------
                                                                                                         75,750
                                                                                                        -------

FINANCE                                       14.8%
  Banks                                        6.8%
    Associated Banc-Corp                                                              3,800             157,700
    Bank United Corp. - Class A                                                       2,500             100,468
    Bay View Capital Corporation                                                      1,000              20,500
    Commercial Federal Corporation                                                    5,000             115,938
    First Security Corporation                                                        7,300             198,925
    First Tennessee National Corporation                                              4,100             157,080
    Hibernia Corporation                                                              9,700             152,169
    Marshall & Ilsley Corporation                                                     1,900             122,312
    SunTrust Banks, Inc.                                                                200              13,888
    TCF Financial Corporation                                                         5,600             156,100
                                                                                                        -------
                                                                                                      1,195,081
                                                                                                        -------
  Financial Services                           2.4%
    Arcadia Financial Ltd.***                                                        10,000              77,500
    The Bear Stearns Companies Inc.                                                   5,300             247,775
    Reliance Group, Holdings                                                         12,400              92,225
                                                                                                        -------
                                                                                                        417,500
                                                                                                        -------
  Insurance Companies                          4.4%
    Ambac Financial Group. Inc.                                                       2,200             125,675
    American Medical Security Group, Inc.***                                          5,000              43,125
    Financial Industries Corporation***                                               3,000              36,000
    Mercury General Corporation                                                       5,800             197,200
    MGIC Investment Corporation                                                       3,700             179,912
    MMI Companies, Inc.                                                               5,000              84,375
    PICO Holdings, Inc.***                                                            3,000              75,938
    PXRE Corporation                                                                  2,000              36,250
                                                                                                        -------
                                                                                                        778,475
                                                                                                        -------
  Real Estate Investment                       1.2%
    LNR Property Corporation                                                           3800              81,225
    New Plan Excel Realty Trust                                                        7600             136,800
                                                                                                        -------
                                                                                                        218,025
                                                                                                        -------

                                                         MID-CAP STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

MID-CAP STOCK FUND                            % Net
INVESTMENTS, CONTINUED:                      Assets                                 Shares               Value
HEALTHCARE                                    10.1%
  Biotech-Spec. Pharmaceutical                 1.4%
    Centocor, Inc.***                                                                 5,400            $251,775
                                                                                                        -------

  Drugs                                        2.7%
    Chiron Corporation***                                                            10,900             226,175
    Copley Pharmaceutical, Inc.***                                                    6,000              61,500
    Genzyme Corporation***                                                            3,300             160,050
    ICN Pharmaceuticals, Inc.                                                         1,000              32,188
                                                                                                        -------
                                                                                                        479,913
                                                                                                        -------

  Medical Products/Supplies                    4.4%
    ALZA Corporation***                                                               5,200             264,550
    Genzyme Surgical  Products***                                                       590               2,600
    Mentor Corporation                                                                4,000              74,500
    St. Jude Medical, Inc.***                                                         4,600             163,875
    Sunrise Medical Inc.***                                                           7,000              49,875
    Sybron International Corporation***                                               7,800             214,986
                                                                                                        -------
                                                                                                        770,386
                                                                                                        -------

  Medical Services                             1.6%
    Chronimed Inc.***                                                                 5,000              38,750
    Genesis Health Ventures, Inc.***                                                  8,000              24,000
    Humana Inc.***                                                                    7,000              90,562
    NABI***                                                                          15,800              44,438
    Trigon Healthcare, Inc.***                                                        2,400              87,300
                                                                                                        -------
                                                                                                        285,050
                                                                                                        -------

TECHNOLOGY                                    19.2%
  Communication Equipment                      2.6%
    ADC Telecommunications, Inc.***                                                   3,400             154,912
    Comdial Corporation***                                                            8,000              56,500
    Norstan ***                                                                       1,800              22,388
    QUALCOMM Incorporated***                                                          1,600             229,600
                                                                                                        -------
                                                                                                        463,400
                                                                                                        -------

  Computer Related                             3.2%
    Data General Corporation***                                                       8,400             122,325
    Exabyte Corporation***                                                            8,000              31,000
    Quantum Corporation&***                                                           6,900             166,463
    Storage Technology Corporation***                                                10,600             241,150
                                                                                                        -------
                                                                                                        560,938
                                                                                                        -------

  Computer Software/Services                   5.5%
    Autodesk, Inc.                                                                    5,100             150,768
    Aztec Technology Partners, Inc.                                                  25,000              46,875
    Keane, Inc.***                                                                    6,200             140,275
    Rainbow Technologies, Inc.***                                                     3,000              35,438
    Sterling Software, Inc.***                                                        6,700             178,806
    Structural Dynamics Research Corporation***                                       7,100             131,794
    Sybase, Inc.***                                                                   7,000              77,000
    Synopsys, Inc.***                                                                 2,900             160,044
    Wall Data Incorporated***                                                         4,000              38,250
                                                                                                        -------
                                                                                                        959,250
                                                                                                        -------
  Electronics                                  3.6%
    Arrow Electronics, Inc.***                                                        6,000             114,000
    W. W. Grainger, Inc.                                                              2,700             145,294
    Tech-Sym Corporation***                                                           3,500              83,125
    Teradyne, Inc.***                                                                 2,800             200,900
    Varian Medical Systems, Inc.                                                      3,500              88,375
                                                                                                        -------
                                                                                                        631,694
                                                                                                        -------

                                                         MID-CAP STOCK FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1999
                                                            (Unaudited)

MID-CAP STOCK FUND                            % Net
INVESTMENTS, CONTINUED:                      Assets                                 Shares               Value
  Photography/Imaging                          0.6%
    Polariod Corporation                                                              3,700            $102,213
                                                                                                        -------
  Semiconductors                               3.7%
    Atmel Corporation***                                                              6,700             175,456
    Etec Systems, Inc.***                                                             3,900             129,675
    LSI Logic Corporation                                                             5,200             239,850
    Varian Semiconductor Equipment
       Associates, Inc.***                                                            6,500             110,500
                                                                                                        -------
                                                                                                        655,481
                                                                                                        -------
COMMUNICATION SERVICES                         1.2%
  Telephone                                    1.2%
    CenturyTel, Inc.                                                                  5,200             206,700
                                                                                                        -------
UTILITIES                                      3.3%
  Electric Power                               3.0%
    El Paso Electric Company***                                                      14,300             127,806
    Florida Progress Corporation                                                      4,100             169,381
    Midamerican Energy Holdings Company***                                            5,100             176,588
    UniSource Energy Corporation***                                                   4,500              53,719
                                                                                                        -------
                                                                                                        527,494
                                                                                                        -------
  Natural Gas                                  0.3%
    Questar Corporation                                                               2,600              49,725
                                                                                                        -------
TRANSPORTATION                                 2.3%
  Airlines                                     0.7%
    Midwest Express Holdings, Inc.***                                                 3,600             122,400
                                                                                                        -------
  Transportation-Miscellaneous                 0.8%
    The Hertz Corporation, Class A                                                    2,400             148,800
                                                                                                        -------
  Trucking & Shipping                          0.8%
    Airborne Freight Corporation                                                      5,000             138,438
                                                                                                        -------
MISCELLANEOUS                                  2.4%
  Professional Services                        2.4%
    Business Resource Group***                                                       10,000              33,125
    EZCORP, Inc.                                                                     10,000              68,750
    Manpower Inc.                                                                     9,000             203,625
    Modis Professional Services, Inc.***                                              7,800             107,250
                                                                                                        -------
                                                                                                        412,750
                                                                                                        -------
       TOTAL DOMESTIC ISSUES,
      (COST: $15,399,562)                                                                           $16,189,788
                                                                                                     ----------
       TOTAL INVESTMENTS, MID-CAP STOCK FUND,
       (COST: $16,845,192)**                                                                        $17,586,199
                                                                                                     ==========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 1999, the cost of securities for federal income tax purposes was
$16,845,192.   The  aggregate   unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:

     Gross unrealized appreciation................................   $1,336,560
     Gross unrealized depreciation................................     (595,553)
                                                                     ----------
     Net unrealized appreciation..................................     $741,007
                                                                     ==========
***This security is non-income producing.

ADR      American Depositary Receipt
PLC      Public Limited Company
REIT     Real Estate Investment Trust

                                                         ULTRA SERIES FUND
                                                      Statements of Operations
                                                   Six Months Ended June 30, 1999
                                                            (Unaudited)


                                      Money       Treasury                                Growth and       Capital         Mid-Cap
                                     Market         2000          Bond          Balance     Income      Appreciation        Stock
                                      Fund          Fund          Fund            Fund    Stock Fund     Stock Fund         Fund
Investment income (note 2):
  Interest income                   $1,460,357      $56,649     $7,130,480    $6,588,576      $584,328       $313,921       $23,415

  Dividend income                           --           --             --     1,720,688     7,133,236      2,717,999        34,222
                                    ----------   ----------   ------------    ----------   -----------    -----------    ----------
    Total income                     1,460,357       56,649      7,130,480     8,309,264     7,717,564      3,031,920        57,637
                                    ----------   ----------   ------------    ----------   -----------    -----------    ----------
Expenses (note 4):

  Management fees                      133,028        4,112        642,822     1,728,194     2,799,424      2,671,635        24,790

  Trustees' fees                           199           --            798         1,628         3,053          2,241            15

  Audit fees                               373           --          1,496         3,054         5,723          4,202            28
                                    ----------   ----------   ------------    ----------   -----------    -----------    ----------
    Total net expenses                 133,560        4,112        645,116     1,732,876     2,808,200      2,678,078        24,833
                                    ----------   ----------   ------------    ----------   -----------    -----------    ----------
   Net investment incomes            1,326,757       52,537      6,485,364     6,576,388     4,909,364        353,842        32,804

Realized and unrealized
  gain (loss) on investments
  (notes 2 and 3):

  Realized gain (loss)
     on investments:

   Proceeds from sale of
    investments and principal
    pay downs (notes 2 and 3):     229,286,222           --  1,237,349,512   963,051,675   293,904,324    267,891,936    54,012,891

   Cost of investments sold       (229,286,222)          -- (1,241,597,086) (952,921,239) (252,985,267)  (225,842,670)  (54,005,600)
                                   -----------   ----------   ------------    ----------   -----------    -----------    ----------
  Net realized gain (loss)
   on investments                           --           --     (4,247,574)   10,130,436    40,919,057     42,049,266         7,291
                                   -----------   ----------   ------------    ----------   -----------    -----------    ----------
  Net change in unrealized
   appreciation or
   depreciation on investments              --      (34,215)    (2,826,486)   31,882,485   131,453,534     40,209,173       741,007
                                   -----------   ----------   ------------    ----------   -----------    -----------    ----------
  Net gain (loss) on investments            --      (34,215)    (7,074,060)   42,012,921   172,372,591     82,258,439       748,298
                                   -----------   ----------   ------------    ----------   -----------    -----------    ----------


  Net increase in net assets
   resulting from operations        $1,326,757      $18,322      $(588,696)  $48,589,309  $177,281,955    $82,612,281      $781,102
                                   ===========   ==========   ============    ==========   ===========    ===========    ==========

See accompanying notes to financial statements.

                                                         ULTRA SERIES FUND
                                                Statements of Changes in Net Assets
                                Six Months Ended June 30, 1999 and the Year Ended December 31, 1998
                                                            (Unaudited)


                                         MONEY MARKET FUND              TREASURY 2000 FUND                   BOND FUND
Operations:                                1999            1998           1999             1998           1999              1998
  Net investment income               $1,326,757        $2,251,161       $52,537          $106,292    $6,485,364       $12,280,579

   Net realized gain (loss) on
   investments                                --                --            --                --    (4,247,574)          159,188

  Net change in unrealized
   appreciation or depreciation on
   investments                                --                --       (34,215)           21,682    (2,826,486)          (85,864)
                                     -----------       -----------   -----------       -----------   -----------       -----------
   Change in net assets from
    operations                         1,326,757         2,251,161        18,322           127,974      (588,696)       12,353,903
                                     -----------       -----------   -----------       -----------   -----------       -----------


Distributions to shareholders:

  From net investment income          (1,326,757)       (2,251,161)           --                --    (3,208,315)      (12,272,877)

  From realized gains on investments          --                --            --                --        (3,484)         (155,703)

  Return of capital                           --                --            --                --            --                --
                                     -----------       -----------   -----------       -----------   -----------       -----------
   Change in net assets from
    distributions                     (1,326,757)       (2,251,161)           --                --    (3,211,799)      (12,428,580)
                                     -----------       -----------   -----------       -----------   -----------       -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares        24,951,087        45,266,763            --             7,253    17,269,801        30,878,732

  Net asset value of shares issued
   in reinvestment of distributions    1,325,965         2,249,737            --                --     3,211,799        12,428,580
                                     -----------       -----------   -----------       -----------   -----------       -----------
                                      26,277,052        47,516,500            --             7,253    20,481,600        43,307,312

  Cost of shares repurchased         (19,355,952)      (32,270,164)           --                --    (4,823,505)       (3,791,053)
                                     -----------       -----------   -----------       -----------   -----------       -----------
   Change in net assets derived from
    capital share transactions         6,921,100        15,246,336            --             7,253    15,658,095        39,516,259
                                     -----------       -----------   -----------       -----------   -----------       -----------
Increase in net assets                 6,921,100        15,246,336        18,322           135,277    11,857,600        39,441,582

Net assets:

  Beginning of year                   56,416,488        41,170,152     1,835,904         1,700,677   228,281,150       188,839,568
                                     -----------       -----------   -----------       -----------   -----------       -----------
  End of year                        $63,337,588       $56,416,488    $1,854,226        $1,835,904  $240,138,750      $228,281,150
                                     ===========       ===========   ===========       ===========   ===========       ===========
Undistributed net investment
  income included in net assets               --                --            --                --    $3,347,090           $70,041
                                     ===========       ===========   ===========       ===========   ===========       ===========

See accompanying notes to financial statements.

                                                         ULTRA SERIES FUND
                                          Statements of Changes in Net Assets (Continued)
                                Six Months Ended June 30, 1999 and the Year Ended December 31, 1998
                                                            (Unaudited)


                                                                               GROWTH AND INCOME              CAPITAL APPRECIATION
                                                BALANCED FUND                     STOCK FUND                       STOCK FUND
Operations:                               1999             1998            1999            1998            1999              1998

  Net investment income               $6,576,388       $12,088,130     $4,909,364       $8,354,361       $353,842        $1,650,475

  Net realized gain (loss) on
   investments                        10,130,436        (2,476,442)    40,919,057       34,291,135     42,049,266        15,075,685

  Net change in unrealized
   appreciation or depreciation on
   investments                        31,882,485        38,583,512    131,453,534       73,755,119     40,209,173        86,357,794
                                     -----------       -----------   ------------      -----------    -----------       -----------
   Change in net assets from
    operations                        48,589,309        48,195,200    177,281,955      116,400,615     82,612,281       103,083,954
                                     -----------       -----------   ------------      -----------    -----------       -----------
Distributions to shareholders:

  From net investment income          (3,180,943)      (12,093,642)    (2,714,832)      (8,355,956)      (199,398)       (1,663,199)

  From realized gains on investments          --           (19,797)    (3,766,864)     (30,527,402)      (425,180)      (14,650,506)

  Return of capital                           --                --             --               --             --                --
                                     -----------       -----------   ------------      -----------    -----------       -----------
   Change in net assets from
    distributions                     (3,180,943)      (12,113,439)    (6,481,696)     (38,883,358)      (624,578)      (16,313,705)
                                     -----------       -----------   ------------      -----------    -----------       -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares        53,047,525        98,736,778     66,244,904      138,687,461     32,451,917        74,042,102

  Net asset value of shares issued
   in reinvestment of distributions    3,180,943        12,113,439      6,481,696       38,883,358        624,578        16,313,705
                                     -----------       -----------   ------------      -----------    -----------       -----------
                                      56,228,468       110,850,217     72,726,600      177,570,819     33,076,495        90,355,807

  Cost of shares repurchased          (3,609,140)       (6,743,348)   (11,135,701)     (12,049,887)   (15,151,301)       (2,947,225)
                                     -----------       -----------   ------------      -----------    -----------       -----------
   Change in net assets derived from
    capital share transactions        52,619,328       104,106,869     61,590,899      165,520,932     17,925,194        87,408,582
                                     -----------       -----------   ------------      -----------    -----------       -----------
Increase (decrease) in net assets     98,027,694       140,188,630    232,391,158      243,038,189     99,912,897       174,178,831

Net assets:

  Beginning of year                  449,992,342       309,803,712    833,173,622      590,135,433    630,373,066       456,194,235
                                     -----------       -----------   ------------      -----------    -----------       -----------
  End of year                       $548,020,036      $449,992,342 $1,065,564,780     $833,173,622   $730,285,963      $630,373,066
                                     ===========       ===========   ============      ===========    ===========       ===========

Undistributed net investment
  income included in net assets       $3,439,919           $27,494     $2,202,623               --       $149,330                --
                                     ===========       ===========   ============      ===========    ===========       ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 1999 and the Year Ended December 31, 1998
                                   (Unaudited)


                                             MID-CAP STOCK FUND
Operations:                               1999             1998

  Net investment income                  $32,804       $        --

  Net realized gain (loss) on
   investments                             7,291                --

  Net change in unrealized
   appreciation or depreciation on
   investments                           741,007                --
                                      ----------        ----------
   Change in net assets from
    operations                           781,102                --
                                      ----------        ----------
Distributions to shareholders:

  From net investment income                  --                --

  From realized gains on investments          --                --

  Return of capital                           --                --
                                      ----------        ----------
   Change in net assets from
    distributions                             --                --
                                      ----------        ----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares        16,863,604                --

  Net asset value of shares issued
   in reinvestment of distributions           --                --
                                      ----------        ----------
                                      16,863,604                --

  Cost of shares repurchased             (67,425)               --
                                      ----------        ----------
   Change in net assets derived from
    capital share transactions        16,796,179                --
                                      ----------        ----------
Increase (decrease) in net assets     17,577,281                --

Net assets:

  Beginning of year                           --                --
                                      ----------        ----------
  End of year                        $17,577,281                --
                                      ==========        ==========

Undistributed net investment
  income included in net assets          $32,804                --
                                      ==========        ==========

See accompanying notes to financial statements.

                                                         MONEY MARKET FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1999 and the Year Ended December 31
                                                            (Unaudited)

                                                 ------------------------------- MONEY MARKET FUND ---------------------------------
(For a share outstanding throughout the period):  1999              1998             1997              1996             1995

Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income                           0.02              0.05             0.05              0.05             0.05
                                                 -----------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.05)           (0.05)            (0.05)           (0.05)
                                                 -----------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     2.22%             4.61%            4.75%             5.17%             5.21%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $63,338           $56,416          $41,170           $21,011           $11,374

Ratio of Expenses to Average Net Assets**         0.45%             0.45%            0.50%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      4.44%             4.99%            5.05%             4.74%             5.17%

====================================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended June 30, 1999, was 4.53% and the "effective" yield for that period was 4.63%.

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51%, 0.67%, and 0.73% for 1997, 1996, and 1995, respectively

                                                         TREASURY 2000 FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1999 and the Year Ended December 31
                                                            (Unaudited)

                                                ---------------------------------- TREASURY 2000 FUND ------------------------------
(For a share outstanding throughout the period)   1999              1998             1997              1996             1995

Net Asset Value, Beginning of Period              $9.93             $9.24            $8.64             $8.47            $7.00
                                                 ------            ------           ------            ------           ------

  Income from Investment Operations

   Net Investment Income                             --              0.58             0.58              0.58             0.58

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.10              0.11             0.02             (0.41)            0.89
                                                 ------            ------           ------            ------           ------

  Total from Investment Operations                 0.10              0.69             0.60              0.17             1.47
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income          --                --               --                --               --

   Distributions from Realized Capital Gains         --                --               --                --               --
                                                 ------            ------           ------            ------           ------

  Total Distributions                                --                --               --                --               --
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.03             $9.93            $9.24             $8.64            $8.47
====================================================================================================================================

Total Return*                                     1.00%             7.52%            6.85%             2.10%            20.99%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,854            $1,836           $1,701            $1,585           $1,545

Ratio of Expenses to Average Net Assets           0.45%             0.45%            0.45%             0.45%            0.45%

Ratio of Net Investment Income to Average
  Net Assets                                      5.70%             6.01%            6.56%             7.03%            7.40%

====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                                                             BOND FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1999 and the Year Ended December 31
                                                            (Unaudited)


                                                ---------------------------------------- BOND FUND ---------------------------------
(For a share outstanding throughout the period):  1999              1998             1997              1996             1995
Net Asset Value, Beginning of Period             $10.57            $10.54           $10.33            $10.63            $9.67
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income                           0.30              0.63             0.54              0.65             0.60

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.33)             0.02             0.20             (0.28)            0.96
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                (0.03)             0.65             0.74              0.37             1.56
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.14)            (0.62)           (0.51)            (0.64)           (0.59)

   Distributions from Realized Capital Gains        --                --             (0.02)            (0.03)           (0.01)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.14)            (0.62)           (0.53)            (0.67)           (0.60)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.40            $10.57           $10.54            $10.33           $10.63
====================================================================================================================================

Total Return*                                   (0.25%)             6.18%            7.45%             2.86%            16.37%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $240,139         $228,281         $188,840           $26,572           $13,725

Ratio of Expenses to Average Net Assets**         0.55%             0.55%            0.56%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      5.50%             5.94%            6.50%             6.25%             6.08%

Portfolio Turnover Rate                         328.64%           142.98%           30.71%            25.67%            14.74%
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57%, 0.67%, and 0.68% for 1997, 1996, and 1995, respectively.

                                                           BALANCED FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1999 and the Year Ended December 31
                                                            (Unaudited)


                                                ------------------------------------- BALANCED FUND --------------------------------
(For a share outstanding throughout the period):  1999              1998             1997              1996             1995

Net Asset Value, Beginning of Period             $18.74            $17.02           $15.29            $14.63           $12.90
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income                           0.25              0.57             0.62              0.58             0.55

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.67              1.72             1.93              0.98             2.29
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 1.92              2.29             2.55              1.56             2.84
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.13)            (0.57)           (0.63)            (0.58)           (0.55)

   Distributions from Realized Capital Gains        --                --             (0.19)            (0.32)           (0.56)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.13)            (0.57)           (0.82)            (0.90)           (1.11)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $20.53            $18.74           $17.02            $15.29           $14.63
====================================================================================================================================

Total Return*                                    10.23%            13.40%           16.87%            10.79%            22.27%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $548,020        $449,992         $309,804          $194,725          $110,969

Ratio of Expenses to Average Net Assets**          0.69%             0.70%            0.68%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       2.64%             3.20%            3.81%             3.91%            4.03%

Portfolio Turnover Rate                          127.37%            78.71%           21.15%            33.48%           36.68%

====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69%, 0.65%, and 0.68% for 1997, 1996, and 1995, respectively.

                                                    GROWTH AND INCOME STOCK FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1999 and the Year Ended December 31
                                                            (Unaudited)


                                                 ------------------------ GROWTH AND INCOME STOCK FUND -----------------------------
(For a share outstanding throughout the period):    1999              1998             1997              1996             1995

Net Asset Value, Beginning of Period               $30.56            $27.20           $21.32            $18.20           $15.06
                                                   ------            ------           ------            ------           ------

Income from Investment Operations

Net Investment Income                                0.17              0.34             0.31              0.34             0.37

Net Realized and Unrealized Gain (Loss)
on Investments                                       6.10              4.52             6.36              3.93             4.37
                                                   ------            ------           ------            ------            ------

Total from Investment Operations                     6.27              4.86             6.67              4.27             4.74
                                                 -----------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income         (0.09)            (0.34)           (0.32)            (0.34)           (0.37)

   Distributions from Realized Capital Gains        (0.14)            (1.16)           (0.47)            (0.81)           (1.23)
                                                   ------            ------           ------            ------            ------

  Total Distributions                               (0.23)            (1.50)           (0.79)            (1.15)           (1.60)
                                                 -----------------------------------------------------------------------------------

Net Asset Value, End of Period                     $36.60            $30.56           $27.20            $21.32           $18.20
====================================================================================================================================

Total Return*                                      20.57%            17.92%           31.42%            22.02%            31.75%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,065,565        $833,174         $590,135          $232,841          $102,138

Ratio of Expenses to Average Net Assets**            0.60%             0.60%            0.61%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                         1.04%             1.17%            1.39%             1.78%            2.28%

Portfolio Turnover Rate                             12.10%            17.69%           20.39%            40.55%           57.80%

====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61%, 0.65%, and 0.69% for 1997, 1996, and 1995, respectively.

                                                  CAPITAL APPRECIATION STOCK FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1999 and the Year Ended December 31
                                                            (Unaudited)


                                               -------------------------- CAPITAL APPRECIATION STOCK FUND --------------------------
(For a share outstanding throughout the period):  1999              1998             1997              1996             1995

Net Asset Value, Beginning of Period             $22.19            $18.85           $14.60            $12.51            $9.97
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.01              0.06             0.07              0.13             0.14

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 2.82              3.87             4.52              2.55             2.91
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 2.83              3.93             4.59              2.68             3.05
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)            (0.06)           (0.07)            (0.13)           (0.14)

   Distributions from Realized Capital Gains      (0.01)            (0.53)           (0.27)            (0.46)           (0.37)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.02)            (0.59)           (0.34)            (0.59)           (0.51)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $25.00            $22.19           $18.85            $14.60            $12.51
====================================================================================================================================

Total Return*                                    12.78%            20.90%           31.57%            21.44%            30.75%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $730,286          $630,373         $456,194           $98,674           $38,117

Ratio of Expenses to Average Net Assets**          0.79%             0.80%            0.82%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.10%             0.31%            0.70%             0.96%            1.37%

Portfolio Turnover Rate                           21.63%            18.67%           17.06%            49.77%           61.32%

====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83%, 0.66%, and 0.75% for 1997, 1996, and 1995, respectively.

                                                         MID-CAP STOCK FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1999 and the Year Ended December 31
                                                            (Unaudited)


                                               ---------------------------------- MID-CAP STOCK FUND -------------------------------
(For a share outstanding throughout the period)   1999

Net Asset Value, Beginning of Period             $10.00
                                                 ------

  Income from Investment Operations

   Net Investment Income                           0.02

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.45
                                                 ------

  Total from Investment Operations                 0.47
                                               -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income          --

   Distributions from Realized Capital Gains         --
                                                 ------

  Total Distributions                                --
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.47
====================================================================================================================================

Total Return*                                     4.70%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $17,577

Ratio of Expenses to Average Net Assets           0.95%

Ratio of Net Investment Income to Average
  Net Assets                                      1.26%

Portfolio Turnover Rate                           0.88%

====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                                ULTRA SERIES FUND
                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with seven investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 1999, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of trustees in good faith at fair value.

         Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

         Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available. In circumstances where prices are not available from the fund's pricing service, securities may be valued using market quotations obtained from one or more dealers or a quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined on a daily basis based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund will be declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of ordinary income from the Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, and Mid-Cap Stock Fund will be declared and reinvested quarterly in additional full and fractional shares of the respective funds. All net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

         Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

         For federal income tax purposes, at December 31, 1998, the Balanced Fund had a capital loss carryover of $2,476,442 that will expire in the year 2006 if not offset by subsequent capital gains. It is unlikely that the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

     (d) Security Transactions and Investment Income

         Security transactions are recorded on the trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (f) Change in Certifying Accountant

         On June 14, 1999 KPMG LLP resigned as independent accountants for the MEMBERS Mutual Funds and Ultra Series Fund (the "Funds"). KPMG's reports for the Funds' financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with KPMG during the Funds' two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with it's reports. The Funds' board of directors, upon the recommendation of the audit committee, appointed PricewaterhouseCoopers LLP as independent accountants for the Funds on June 15, 1999 for the upcoming fiscal year.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term securities for all funds except Money Market) for each fund during the six-month period ended June 30, 1999, were as follows:

                                  Money        Treasury                                     Growth and       Capital         Mid-Cap
                                 Market          2000           Bond          Balanced     Income Stock   Appreciation        Stock
                                  Fund           Fund           Fund            Fund           Fund        Stock Fund         Fund

     Total costs of securities
        purchased              $230,275,127  $        --    $801,232,736    $691,039,762   $159,813,265   $153,071,516   $16,057,185
                                ===========   ==========     ===========     ===========    ===========    ===========   ===========
     Total proceeds received
        on security sales and
        principal paydowns     $229,286,222  $        --    $807,567,356    $651,917,353   $114,435,585   $146,798,382      $145,770
                                ===========   ==========     ===========     ===========    ===========    ===========   ===========

(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each portfolio at the following annual rates:

              Money Market                           0.45%
              Treasury 2000                          0.45%
              Bond                                   0.55%
              Balanced                               0.70%
              Growth and Income Stock                0.60%
              Capital Appreciation Stock             0.80%
              Mid-Cap Stock                          1.00%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Advisor has entered into a Subadvisor Agreement for the management of a portion of the investments in the Mid-Cap Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for this Fund is Heartland Advisors, Inc.

     In addition to the unified investment advisory fee and Subadvisor Agreement, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     All capital shares outstanding at June 30, 1999, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and directors of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the six-month period ended June 30, 1999, the Fund made no direct payments to its officers and paid trustees' fees of approximately $7,934 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc.("CBS"), and affiliated company, or other registered broker-dealers authorized by CBS. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.


(5)  Share Activity

     Transactions  in Class Z Shares of each fund for the year ended  December 31, 1998 and for the six-month  period ended June 30,
     1999, were as follows:

                                  Money        Treasury                                     Growth and       Capital         Mid-Cap
                                 Market          2000           Bond          Balanced     Income Stock   Appreciation        Stock
                                  Fund           Fund           Fund            Fund           Fund        Stock Fund         Fund
     Shares outstanding at
          December 31, 1997   41,170,152        184,138      17,909,312     18,199,350     21,692,803      24,200,359

     Shares sold, including
          reinvestment of
          dividends           47,516,500            732       4,043,397      6,194,436      5,984,581       4,353,976

     Shares repurchased      (32,270,164)            --        (353,989)      (375,123)      (413,009)       (142,237)
                              ----------       --------       ---------      ---------      ---------       ---------
     Shares outstanding at
          December 31, 1998   56,416,488        184,870      21,598,720     24,018,663     27,264,375      28,412,098
                              ----------       --------       ---------      ---------      ---------       ---------
     Shares sold, including
          reinvestment of
          dividends           26,277,052             --       1,945,563      2,857,120      2,178,974       1,420,861      1,685,515

     Shares repurchased      (19,355,952)            --        (453,534)      (182,970)      (326,398)       (622,311)       (6,619)
                              ----------       --------       ---------      ---------      ---------       ---------       --------
     Shares outstanding at
          June 30, 1999       63,337,588        184,870      23,090,749     26,692,813     29,116,951      29,210,648      1,678,896

                                ULTRA SERIES FUND
                              Officers and Trustees


OFFICERS                                                   BOARD OF TRUSTEES

Michael S. Daubs, President                                Gwendolyn M. Boeke
Lawrence R. Halverson, Vice President                      Michael S. Daubs
Thomas J. Merfeld, Secretary                               Alfred L. Disrud
Mary E. Hoffmann, Treasurer                                Lawrence R. Halverson
Michael G. Joneson, Assistant Secretary                    Keith S. Noah
Robert M. Buckingham, Assistant Secretary                  Thomas C. Watt